Exhibit 10.11.2
*****  CONFIDENTIAL TREATMENT REQUESTED
BREW™ DEVELOPER AGREEMENT
THIS BREW DEVELOPER AGREEMENT (THE “AGREEMENT”) IS A LEGALLY BINDING AGREEMENT BETWEEN QUALCOMM INCORPORATED (“QUALCOMM”) AND THE LEGAL ENTITY YOU REPRESENT (“DEVELOPER”).
IF DEVELOPER AGREES TO BE BOUND BY ALL THE TERMS OF THIS AGREEMENT, PLEASE CLICK THE “I ACCEPT” BUTTON AT THE END OF THIS AGREEMENT. IF DEVELOPER SUBMITS ANY BREW APPLICATIONS TO QUALCOMM OR OTHERWISE MAKES A BREW APPLICATION AVAILABLE TO A THIRD PARTY, DEVELOPER AGREES THAT THE TERMS OF THIS AGREEMENT AND THE BREW PRICING TERMS WILL APPLY TO SUCH BREW APPLICATIONS.
1.	Scope of Agreement.
1.1 BREW Developer Pricing Terms. Developer agrees that this Agreement and the terms in the BREW Pricing Terms as may be amended by QUALCOMM from time to time and as posted elsewhere on this web site (the “BREW Developer Pricing Terms”) apply to and govern software applications developed by Developer using the BREW software developer kit (each a “BREW Application”). Developer agrees (i) to read the BREW Pricing Terms prior to agreeing to the terms of this Agreement and that it is bound by all such Terms; (ii) QUALCOMM may update and amend the BREW Pricing Terms from time to time, and (iii) to review the BREW Pricing Terms from time to time to review such updates and amendments. Developer agrees that it is bound by all such updates and amendments from the date the update or amendment is made. If Developer does not want to be bound by such updates and amendments, Developer may terminate this Agreement by written notice to QUALCOMM.
1.2 Carrier Guidelines. Developer acknowledges that certain Carriers (as defined below) might require Developer to agree to a separate set of terms and conditions if Developer makes its BREW Applications available to such Carrier. Please refer to QUALCOMM’s Developer Extranet for such carrier guidelines (the “Carrier Guidelines”). Such Carrier Guidelines are between Developer and the Carrier and do not replace, amend or modify the terms in this Agreement between Developer and QUALCOMM.
1.3 The BREW Catalog. Subject to the terms of this Agreement, Developer agrees that QUALCOMM may include Developer’s BREW Applications in QUALCOMM’s online BREW catalog (the “BREW Catalog”) for downloading by wireless telecommunication carriers selected by Developer and that have entered into a BREW Carrier Agreement with QUALCOMM (“Carriers”). Carriers have the discretion to select which BREW Applications they may download from the BREW Catalog to their Carrier catalog (the “Carrier Catalog”). QUALCOMM makes no representations or warranties to Developer regarding the number of Carriers that will download BREW Applications developed by Developer or the duration of such downloads.
1.4 BREW Developer List. Notwithstanding any confidentiality agreement, Developer agrees that QUALCOMM may include Developer’s name, logo and other information about Developer in QUALCOMM’s BREW developer list to identify Developer as a developer of BREW Applications, including, without limitation, the BREW developers list on QUALCOMM’s BREW web site.
1.5 BREW Extensions. If Developer develops BREW Extensions (as defined below),

*****  The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

then Developer will be required to enter into a separate agreement with QUALCOMM governing such BREW Extensions and the fees due QUALCOMM for such BREW Extensions. A “BREW Extension” is software (i) that is written with the BREW software developer kit (the “BREW SDK”), (ii) that is required for the operation of an executable software application, and (iii) that has no user interface (e.g., Java Virtual Machines, visual basic run-time, image or other media player libraries). If a piece of software written with the BREW SDK would otherwise meet the definition of a BREW Extension but for the fact that such software has a user interface, then Developer acknowledges and agrees that such software must be submitted to QUALCOMM for Compatibility Certification (as defined below) twice, once as a separate and unique BREW Application (without the ability to be called by an executable software application), and once as a separate and unique BREW Extension (without a user interface). QUALCOMM will have the sole right to determine whether a piece of software is a BREW Extension.
1.6 BREW Support Software. By agreeing to the terms in this Agreement, Developer may download additional BREW support software tools and related documentation, including, without limitation, the following software tools and documentation and such other software tools and documentation as QUALCOMM makes available from time to time, if any (collectively, the “BREW Support Software”).

BREW Support
Software Title	Purpose
BREW AppSigner application	To digitally sign and notarize BREW Applications using a Class 3 Certificate and Personal Trust Agent obtained from Verisign, Inc. (or such other third party service provider designated by QUALCOMM)

User Guide for BREW AppSigner	To provide instruction and supporting documentation for the BREW AppSigner application

BREW AppLoader application	To transfer BREW compatible applications to a wireless device from a Personal Computer

User Guide for BREW AppLoader	To provide instruction and supporting documentation for the BREW AppLoader application

The Grinder	This tool, working in conjunction with the BREW SDK, tests BREW Application under various scenarios on the handset and PC.
2.
Developer agrees that the BREW Support Software will be “Software” for purposes of the BREW SDK License Agreement and that Developer’s use of the BREW Support Software is subject to the terms, conditions, restrictions and licenses set forth in the BREW SDK License Agreement. Developer agrees that it may use the BREW Support Software only for its intended purposes as identified by QUALCOMM and not for any other purpose. Developer acknowledges and agrees that it is required to obtain a Class 3 Certificate and a Personal Trust Agent (“PTA”) from Versign, Inc. (or such other third party service provide designated by QUALCOMM) in order to utilize the BREW Support Software. No representations or warranties are made to Developer by QUALCOMM regarding the Class 3 Certificate or the PTA.

3.	Certification of BREW Applications. Prior to QUALCOMM including a BREW Application in the BREW Catalog, the BREW Application must pass the TRUE BREW compatibility certification testing (“Compatibility Certification”) unless otherwise provided in the Carrier Guidelines. Developer agrees that it is responsible for paying the applicable fees due QUALCOMM or its service provider for such testing. Each time Developer submits a BREW Application to QUALCOMM Developer agrees to submit to QUALCOMM the materials and information required for Compatibility Certification. A modified version of a BREW Application will constitute a separate BREW Application. Subject to the terms of this paragraph, (including the payment of the applicable fees), Developer may resubmit a conforming version of a BREW Application that did not initially pass the Compatibility Certification. BREW Applications submitted for Compatibility Certification will be stored on and will reside on QUALCOMM’s servers for testing by QUALCOMM. QUALCOMM may use the BREW Application (i) to test the BREW Application for compliance with the Compatibility Certification, (ii) to refine and improve the Compatibility Certification testing and process, and (iii) to enhance the BREW SDK and the BREW API provided to wireless device manufacturers. Developer agrees that QUALCOMM may provide the detailed results of the Compatibility Certification testing for a BREW Application to Carriers and wireless device manufacturers who request such test information. QUALCOMM makes no representations or warranties to Developer regarding the Compatibility Certification or BREW Applications which pass the Compatibility Certification.
4.	Licenses.
3.1 License to QUALCOMM. Developer hereby grants to QUALCOMM a world-wide, assignable, non-exclusive license (with the right to sublicense) (i) to reproduce and test each BREW Application to confirm it passes the Compatibility Certification, (ii) to reproduce each BREW Application in the BREW Catalog for distribution by Developer to Carriers, (iii) to reproduce the end-user BREW Application documentation in the BREW Catalog and otherwise on QUALCOMM’s web site, (iv) to make available copies of each such BREW Application and BREW Application documentation to Carriers designated by Developer, and (v) to demonstrate each BREW Application to Carriers, wireless device manufacturers and others. With respect to each BREW Application, the foregoing license shall commence on the date the BREW Application is submitted by Developer to QUALCOMM and will terminate thirty (30) days after the date Developer sends written notice to QUALCOMM.
3.2 License Restrictions. Except to the extent permitted under this Agreement or by applicable law, QUALCOMM agrees it (i) will not modify, reverse assemble, reverse compile or reverse engineer a BREW Application, and (ii) will not remove, efface or obscure any copyright notices, logos or other proprietary notices or legends included in a BREW Application or the BREW Application documentation. Notwithstanding the foregoing, QUALCOMM may use one or more of the BREW Support Software tools to test and evaluate each BREW Application.
3.3 License to Carriers. Except as otherwise required by a Carrier or as set forth in the Carrier Guidelines, QUALCOMM agrees to include in its agreements with each Carrier terms substantially in the form of the Carrier License Agreement included in the BREW Developer Pricing Terms (the “Carrier License Agreement”). Developer agrees that, unless otherwise agreed between Developer and a Carrier, the terms in the Carrier License Agreement shall govern the relationship between each Carrier and Developer. Developer acknowledges that QUALCOMM’s agreement with certain Carriers will not include the Carrier License Agreement (if so stated in the Developer Extranet or the Carrier Guidelines) and that it is Developer’s responsibility to enter into an agreement with each such Carrier regarding the terms of Developer’s relationship with such Carriers.

Developer further acknowledges that QUALCOMM may change the Carrier License Agreement from time to time in connection with changes to the BREW Pricing Terms. QUALCOMM makes no representation or warranty that the terms in the Carrier License Agreement will be enforceable in all countries where Carriers are located. Developer further acknowledges that Developer, and not QUALCOMM, is licensing the BREW Applications to the Carriers.
3.4 License to End Users. Except as otherwise required by a Carrier or as set forth in the Carrier Guidelines, QUALCOMM agrees to include in its agreements with each Carrier an obligation for the Carrier to obtain from each end user that downloads a BREW Application from the applicable Carrier Catalog such end user’s agreement to the terms of an agreement substantially in the form of the BREW End User License Agreement included in the BREW Pricing Terms. Developer agrees that, unless otherwise agreed between Developer and a Carrier, the terms in the BREW End Users License Agreement shall govern the relationship between each end user subscriber and Developer. Developer acknowledges that QUALCOMM’s agreement with certain Carriers will not include the End User License Agreement (if so stated in the Developer Extranet or the Carrier Guidelines) and that it is Developer’s responsibility to enter into an agreement with each such Carrier regarding an End User License Agreement. Developer further acknowledges that (i) QUALCOMM may change the End User License Agreement from time to time in connection with changes to the BREW Pricing Terms and (ii) Carriers may be required to translate the End User License Agreement into the local language where the Carrier is providing services. QUALCOMM makes no representation or warranty that the terms in the End User License Agreement will be enforceable in all countries where Carriers or end users are located.
3.5 License to Extension Developers. Except as otherwise required by the developer of a BREW Extension or mutually agreed between Developer and the developer of a BREW Extension, Developer agrees that the terms in the Extension License Agreement included in the BREW Developer Pricing Terms (the “Extension License Agreement”) governs the relationship between each BREW Extension developer and Developer. Developer acknowledges that QUALCOMM may change the Extension License Agreement from time to time in connection with changes to the BREW Pricing Terms. QUALCOMM makes no representation or warranty that the terms in the Extension License Agreement will be enforceable in all countries. Developer further acknowledges that Developer is licensing BREW Extensions directly from the developer of the BREW Extension and not from QUALCOMM.
3.6 Limited Right to Use BREW Logo. Subject to the terms in this Agreement, QUALCOMM hereby grants to Developer a non-exclusive, non-transferable, limited license (without the right to sublicense), to reproduce, use and display the BREW logo in the form provided by QUALCOMM (the “BREW Logo”) solely on Developer’s web site and in Developer’s promotional materials for its BREW Applications. This license may be terminated by QUALCOMM at any time upon written notice to Developer. Developer’s use of the BREW Logo shall be in accordance with applicable trademark law and QUALCOMM’s guidelines located at URL:
https://brewx.qualcomm.com/developer/extranet/marketing/mktgsupport.jsp as may be amended by QUALCOMM from time to time. Developer agrees not to use any other trademark or service mark in proximity to the BREW Logo or combine the BREW Logo with other marks so as to create a composite mark. Developer agrees that whenever the BREW Logo is used, such use (i) shall clearly indicate QUALCOMM as the trademark owner, and (ii) will include the appropriate “TM” or R inside a circle, as specified by QUALCOMM. Developer understands and agrees that use of the BREW Logo shall not create any right, title, or interest, in or to the BREW Logo, and that all such uses and all goodwill associated with the BREW Logo will inure to the benefit of QUALCOMM. Developer agrees to supply QUALCOMM with specimens of use of the BREW Logo upon request. Should QUALCOMM notify Developer that the use of the BREW Logo does not conform to the standards set by QUALCOMM, Developer shall bring such use into conformance and shall provide to QUALCOMM a specimen of such conforming use. Developer shall not, during or after the term of this Agreement, register the BREW Logo, or any trademark or services mark substantially similar to a BREW Logo in any country or jurisdiction. No license is granted in this Agreement to any other QUALCOMM trademark or service mark, including, without limitation, the trademark “QUALCOMM.”
5.	Removal of BREW Applications.
4.1 Removal of BREW Applications from the BREW Catalog by Developer. Subject to applicable law, QUALCOMM will use commercially reasonable efforts to remove a BREW Application from the BREW Catalog within thirty (30) days after receipt of written notice from Developer requesting such removal. Developer acknowledges that any such removal from the BREW Catalog does not terminate the rights or licenses of end users who obtained such BREW Application from a Carrier prior to the date of removal.
4.2 Removal of BREW Applications from the Carrier Catalog. Developer acknowledges that each Carrier may, unless Developer and a Carrier otherwise agree, remove a BREW Application from the Carrier Catalog in the Carrier’s discretion. Developer agrees that Developer’s right to request the removal of a BREW Application from the Carrier Catalog will be subject to the terms of the agreement between Developer and Carrier.
4.3 QUALCOMM’s Removal of a BREW Application from the BREW Catalog. QUALCOMM has the right, upon reasonable cause, (i) to refuse to include a BREW Application in the BREW Catalog, and (ii) to immediately remove any BREW Application from the BREW Catalog and the Carrier Catalogs and prevent any further downloading of such BREW Application by a Carrier. For purposes of the foregoing, “reasonable cause” includes, without limitation, QUALCOMM’s determination that (a) a BREW Application (1) disrupts or has the potential to disrupt any services offered by QUALCOMM or any third party; (2) violates any right, including any intellectual property right, of QUALCOMM or any third party; (3) violates any applicable law or governmental regulation; (4) violates any term of this Agreement; or (5) subjects QUALCOMM to any actual or potential harm or other liability, or (b) Developer has not paid amounts owed to QUALCOMM as provided in this Agreement. Developer acknowledges that any such removal does not terminate the rights or licenses of end users who obtained such BREW Application from a Carrier prior to the date of removal. QUALCOMM agrees to provide notice to Developer if a BREW Application has been removed from the BREW Catalog by QUALCOMM.
4.4 Access to BREW on BREW Devices. Developer acknowledges and agrees that QUALCOMM reserves the right to prevent the operation of any software written with the BREW SDK that is required for the operation of executable software applications, unless such executable software applications are BREW certified and digitally signed by QUALCOMM, such executable software applications being BREW Applications for purposes of the payment of the fees due QUALCOMM under this Agreement. In addition, Developer acknowledges and agrees that software applications which use, access or otherwise make calls, directly or indirectly, to the BREW API embedded in a wireless device (each a “BREW Device”), in order to initiate a communication and/or exchange of information outside of such BREW Device, will only operate if the owner of such BREW Device subscribes to receive wireless services from a Carrier that has entered into a BREW Carrier Agreement with QUALCOMM.

6.	Setting the DAP and Receiving Payment.
5.1 Setting the Developer Application Price or DAP. The pricing template on the BREW Developer Extranet will enable Developer to set Developer’s application price for the BREW Application (the “DAP”). The DAP must be in U.S. Dollars or such other currency specified by QUALCOMM. Developer may change the DAP for each BREW Application as provided in the pricing templates.
5.2 Payments to Developer.
(a) Percentage of the DAP. Unless otherwise provided in this Agreement, the BREW Pricing Terms or as otherwise mutually agreed between Developer and QUALCOMM in writing, QUALCOMM agrees to pay to Developer on behalf of the Carrier the percentage of the DAP set forth in the BREW Pricing Terms for the applicable Carrier for each BREW Application that is downloaded by a subscriber of such Carrier. Notwithstanding the foregoing, if a Carrier is required under local law or otherwise to withhold taxes or other amounts from payments due QUALCOMM for BREW Applications, then the amount payable by QUALCOMM to Developer will be equal to the percentage of the DAP set forth in the BREW Pricing Terms for the applicable Carrier multiplied by the net amount of the DAP actually received by QUALCOMM from the Carrier. In addition, amounts owed to Developer will be adjusted to reflect amounts that Carriers are unable to collect from end users and other adjustments or credits given back to Carriers or end users, including, without limitation any billing reconciliation. Developer acknowledges that if a foreign Carrier pays QUALCOMM in a currency other than U.S. dollars for BREW Applications downloaded by such Carrier’s subscribers, as required by applicable law or otherwise, then the amount payable by QUALCOMM to Developer will be equal to the percentage of the DAP set forth in the BREW Pricing Terms for the applicable Carrier multiplied by the dollar value of the amount of the DAP actually received by QUALCOMM from the Carrier after converting such amounts from the foreign currency into U.S. dollars.
(b) Timing of Payment. Unless otherwise provided in this Agreement or the BREW Developer Pricing Terms, payment of amounts owed to Developer under the preceding paragraph will be made within thirty (30) days after the end of each calendar month in which QUALCOMM receives payment from a Carrier for BREW Applications developed by Developer. Notwithstanding the foregoing, if the amount owed to Developer for a calendar month is less than ten dollars ($10.00), then QUALCOMM may, in its discretion, wait to make such payment until such time as the total amount owed to Developer is greater than ten dollars ($10.00).
(c) Sole Compensation. The foregoing amount will be the sole amount of compensation due to Developer from QUALCOMM in connection with BREW Applications developed by Developer.
(d) Payments Due to QUALCOMM. Developer agrees to pay to QUALCOMM the fees set forth in the BREW Developer Pricing Terms for certain applications developed by Developer (e.g., BREW Applications which have a DAP less than a specified amount or which are pre-loaded onto BREW Devices). Developer acknowledges that QUALCOMM may change the amount of such fees from time to time in connection with changes to the BREW Pricing Terms. (e) Payments for BREW Extensions. If a BREW Application written by Developer requires the use of a BREW Extension, then Developer agrees that certain payments will be due by Developer to the developer of the BREW Extension, as described in the BREW Pricing Terms.
5.3 Payment Terms and Offsets.
(a) Payment Terms. Developer agrees that QUALCOMM may, on a monthly basis, charge the fees and amounts due QUALCOMM as provided above to the credit card, debit card or bank account Developer provided to QUALCOMM. Alternatively, if Developer’s credit application is approved by QUALCOMM, then QUALCOMM will invoice Developer the amount of such fees and Developer agrees to pay each such invoice within thirty (30) days after receipt of the invoice.
(b) Offset for Amounts Owed to Developer. Developer agrees that QUALCOMM may, in lieu of invoicing Developer or charging Developer’s credit card, debit card or bank account for amounts due QUALCOMM under this Agreement, reduce the amount QUALCOMM owes to Developer as provided in this Agreement. In addition, Developer agrees that QUALCOMM may set-off amounts owed to Developer for any breach of warranty, indemnification obligation and other obligation or liability owed to QUALCOMM.
5.4 Carrier Price for BREW Applications. Developer acknowledges that each Carrier that downloads a BREW Application from the BREW Catalog will be able to set the prices it charges to its end users for such BREW Application, regardless of the DAP set by Developer in the pricing template.
5.5 Costs and Expenses. Developer agrees that Developer is solely responsible for all costs and expenses incurred by Developer in connection with this Agreement and the development of BREW Applications.
5.6 Taxes. All taxes of any nature, that are attributable to payments due to Developer under this Agreement, except taxes imposed on QUALCOMM’s net income, shall be borne by Developer. Developer and QUALCOMM agree to cooperate to minimize withholding taxes, income and value added taxes and any other taxes that may be imposed on payments due under this Agreement. Such cooperation will include, when applicable, the provision of foreign tax credit receipts to Developer for foreign taxes withheld. Developer understands that a foreign tax credit receipt may not always be available, and therefore, cannot be provided to Developer in all situations. If Developer is in a position to claim a foreign tax credit and no receipts are available, QUALCOMM shall work with Developer to develop and provide secondary forms of evidence to support Developer’s claim. Payments made to QUALCOMM under this Agreement shall be made without deduction for any and all taxes. If Developer is required by applicable law to withhold on such payments, Developer shall promptly provide to QUALCOMM the related foreign tax credit receipt.
7.	Support for BREW Applications. For so long as a BREW Application developed by Developer is included in the BREW Catalog and for a period of at least sixty (60) days after a BREW Application is removed from the BREW Catalog, Developer agrees to provide e-mail and telephone support to QUALCOMM, and to each Carrier and each Carrier subscriber that downloads that BREW Application, all as more particularly described in the Carrier Guidelines.

8.	BREW Developer Alliance Program. QUALCOMM offers developers of BREW Applications its BREW Developer Alliance Program (the “Program”) as the Program is described on QUALCOMM’s web site. Unless otherwise requested by Developer, QUALCOMM agrees to provide to Developer, free of charge, the support described in the “Standard” version of the Program. If Developer wishes to enroll in an upgraded version of the Program, Developer should complete the Alliance Program Application on QUALCOMM’s web site, which application will describe the fees payable by Developer to QUALCOMM for an upgraded version of the Program.

9.	Relationship with Carriers and End Users. DEVELOPER AGREES THAT (I) QUALCOMM IS NOT PURCHASING AND IS NOT A LICENSEE FOR USE OF THE BREW APPLICATIONS DEVELOPED BY DEVELOPER, (II) EACH CARRIER AND END USER THAT DOWNLOADS A BREW APPLICATION DEVELOPED BY DEVELOPER IS THE PURCHASER OR LICENSEE FOR USE OF SUCH BREW APPLICATION; AND (III) QUALCOMM SHALL HAVE NO LIABILITY WHATSOEVER WITH RESPECT TO ANY USE OF OR THE FAILURE TO USE ANY BREW APPLICATION BY ANY CARRIER OR ANY END USER.

10.	Ownership. Subject to the licenses granted by Developer in this Agreement, the Carrier License Agreement, and the End User License Agreement, Developer is and will remain the owner of all right, title and interest in and to each BREW Application developed by Developer, including all copyrights and other intellectual property rights therein.

11.	Grant Back License and Covenant Not to Assert.
10.1 Grant Back License to QUALCOMM. Developer hereby grants, and agrees to grant, to QUALCOMM, and agrees to use its best efforts to cause it Affiliates (as defined below) to grant and agree to grant to QUALCOMM, a non-exclusive, non-assignable (except as provided herein), worldwide, perpetual, irrevocable, fully-paid and royalty free license (with the right to sublicense to QUALCOMM’s Affiliates) under the Developer BREW Patents (as defined below) to use, make, have made, offer for sale, provide, sell, import, modify, reproduce, display, perform, distribute or otherwise transfer BREW Products (as defined below).
10.2 Covenant Not to Assert. Developer will not, and will use its best efforts to cause its Affiliates not to, assert any claims or rights, by commencing, or causing to be commenced, any action or proceeding that alleges infringement by any BREW Licensees (as defined below) under any Developer BREW Patents based in whole or in part on the use, making, having made, offering for sale, selling, importing, reproducing, modifying, distributing, displaying, performing, providing or otherwise transferring BREW Products. In addition, Developer grants to each BREW Licensee under the Developer BREW Patents immunity from suit for infringement based in whole or in part on the on the use, making, having made, offering for sale, selling, importing, modifying, reproducing, distributing, displaying, performing, providing or otherwise transferring BREW Products. This covenant will be binding on all successors in interest to, all transferees or assignees of and any exclusive licensee of any Developer BREW Patents, or any rights granted in any Developer BREW Patents. Developer agrees to inform all such successors in interest, transferees assignees or licensees of such covenant and to obtain their written consent to be bound by such covenant. Developer does not by this covenant agree to waive its rights to assert any of its rights against any BREW Licensee for using any of

Developer’s intellectual property rights other than any Developer BREW Patents. Any BREW Licensee that has agreed with QUALCOMM to the same or a similar covenant will be regarded as an intended third party beneficiary of this covenant with the right to enforce this covenant.
10.3 Special Definitions.
(a) The term “Affiliate” means (i) any corporation or other legal entity that owns, directly or indirectly more than 50% of the shares, equity interest or other securities of an entity entitled to vote for election of directors (or other managing authority) or (ii) any corporation or other legal entity, 50% or more of whose shares, equity interest or other securities entitled to vote for election of directors (or other managing authority) are owned or controlled by an entity, either directly or indirectly.
(b) The term “BREW Licensee” means any Carrier, Carrier subscriber, wireless device manufacturer or its customers, or BREW developer who has agreed to a covenant the same as or substantially similar to the terms of the covenant set forth above, and each of their Affiliates.
(c) The term “BREW Product” means any BREW related product, software or service provided by QUALCOMM to BREW Licensees that (i) incorporates any QUALCOMM intellectual property rights licensed to a BREW Licensee, and (ii) if used, made, offered for sale, sold, imported, reproduced, modified, distributed, displayed, performed, provided or otherwise transferred, would, but for the grant back license granted to QUALCOMM as set forth above, infringe any Developer BREW Patent, in whole or in part. BREW Products include, without limitation, the BREW SDK, the downloading of software applications from a server to wireless devices, the billing of end users for such applications, and the other elements and components of BREW and the BREW system.
(d) The term “Developer BREW Patents” mean all patents issued prior to or during the term of this Agreement throughout the world (i) based on any invention or discovery made or otherwise acquired by Developer prior to or during the term of this Agreement or based on any patent application filed prior to or during the term of this Agreement, (ii) owned or controlled by Developer prior to or during the term of this Agreement in the sense of having the right to transfer or grant licenses or sublicenses thereunder, and (iii) which are useful, in whole or in part, to use, make, have made, offer for sale, sell, import, reproduce, modify, distribute, display, perform, provide or otherwise transfer BREW Products.
12.	Representations and Warranties.
11.1 No Viruses. Developer represents and warrants to QUALCOMM that each BREW Application submitted by Developer will be free from (i) viruses, worms, trojan horses, or other code that might disrupt, disable, harm, erase memory, or otherwise impede the operation, features, or functionality of any software, firmware, hardware, wireless device, computer system or network, (b) traps, time bombs, or other code that would disable any software or the BREW Application based on the elapsing of a period of time, advancement to a particular date or other numeral, and (c) code that would permit Developer or any third party to access the BREW Application to cause disablement or impairment.
11.2 BREW Application Warranty. Developer represents and warrants to QUALCOMM that each BREW Application submitted by Developer will, for so long as such BREW Application is included in the BREW Catalog, properly and accurately perform its intended functionality.
11.3 Further Warranties. Developer represents and warrants to QUALCOMM that: (i) Developer is the owner of each BREW Application and Developer has the legal right and authority to grant the licenses set forth in this Agreement; (ii) the reproduction, use or distribution of BREW Applications developed by Developer will not invade, violate or infringe the copyrights, patent rights, trade secrets, trademark or service mark rights, privacy, publicity, or any other rights of any person or entity, and will not constitute a libel or defamation of any third party; (iii) Developer has obtained all necessary permission and licenses from all copyright holders, if any, in material or code appearing, used or recorded in each BREW Application or BREW Application documentation; and (iv) the BREW Application and BREW Application documentation do not violate any applicable laws or regulations.
11.4 Damage to BREW Devices. In addition to any damages recoverable for breach of warranty, Developer agrees that Developer is responsible and liable for any losses, liabilities, costs and expenses which are attributable to damage to any wireless device or any feature or function of a wireless device caused by a BREW Application written by Developer, including, without limitation, damages, losses, liabilities and other costs which results in a wireless device being recalled by a Carrier or the manufacturer of the device.
11.5 Authority. Developer represents and warrants to QUALCOMM that Developer has the right to enter into this Agreement and that the information Developer provides to QUALCOMM and its third party service providers during the term of this Agreement is complete and accurate and does not contain any false or misleading statements.
11.6 DISCLAIMER. QUALCOMM DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, UNDER THIS AGREEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, QUALCOMM DISCLAIMS ALL WARRANTIES AND REPRESENTATIONS, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.
13.	Indemnification. Developer hereby agrees to defend, indemnify and hold harmless QUALCOMM, Carriers, wireless device manufacturers and end users, and each of their officers, directors, employees and successors and assigns (each, an “Indemnified Party”) against any and all claims, demands, causes of action, damages, costs, expenses, penalties, losses and liabilities (whether under a theory of negligence, strict liability, contract or otherwise) incurred or to be incurred by an Indemnified Party (including but not limited to costs of defense, investigation and reasonable attorney and other third party fees and, to the extent permitted by law, fines, penalties and forfeitures in connection with any proceedings against the Indemnified Party) arising out of, resulting from or related to (i) any use, reproduction or distribution of a BREW Application or BREW Application documentation developed by Developer which causes an infringement of any patent, copyright, trademark, trade secret, or other property, publicity or privacy rights of any third parties arising in any jurisdiction throughout the world, (ii) the performance of a BREW Application developed by Developer, and/or (iii) a breach of any warranty or representation of Developer under this Agreement. QUALCOMM agrees to provide Developer with written notice of any claim subject to indemnification, allowing Developer to have control of the defense of such claim and any resulting disposition or settlement of such claim; provided, however that QUALCOMM may (a) assume control of the defense upon written notice to Developer and (b) participate in Developer’s defense of a claim at its own expense. Any disposition or settlement that imposes any liability on or affects the rights of QUALCOMM will require QUALCOMM’s written consent. If QUALCOMM assumes the defense of the claim, Developer agrees to assist QUALCOMM. Developer agrees that except for the obligations in this paragraph, neither Developer nor QUALCOMM shall have any obligation to defend, indemnify or hold the other harmless from any third party claims related to this Agreement or BREW, including, without limitation, the BREW SDK.
14.	Export Compliance. Developer is responsible for applying for and obtaining all export and import licenses and/or authorizations related to each BREW Application developed by Developer, including, without limitation, all such licenses and authorizations required by the U.S. Department of Commerce, and for completing and returning to QUALCOMM the export questionnaire set forth in the BREW Developer Pricing Terms.

15.	Non-Exclusivity. The relationship between Developer and QUALCOMM under this Agreement is non-exclusive. Nothing in this Agreement restricts QUALCOMM’s right or ability at any time to: (i) directly or indirectly sell, license, use, promote, market, exploit, develop or otherwise deal in any product, technology, software or service; or (ii) enter into any business arrangement of whatever nature or description, including, without limitation, arrangements similar to those contemplated in this Agreement, with any third party.

16.	Non-Disparagement. Each Party agrees that it will not issue any press release or make any statement or announcement to the press, the public or any third party (including, without limitation, Carriers and wireless device manufacturers) which (i) reflects unfavorably on BREW, the performance of BREW, or BREW Devices, (ii) is false or misleading about QUALCOMM, BREW, or BREW Devices, or (iii) is damaging to the reputation of QUALCOMM or BREW.

17.	Non-Circumvention. Developer agrees that Developer will not circumvent the terms of this Agreement.

18.	Liability Limitations. IN NO EVENT SHALL QUALCOMM BE LIABLE TO DEVELOPER IN ANY MANNER, UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY OR OTHER THEORY, FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, STATUTORY OR SPECIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS AND LOSS OF DATA, REGARDLESS OF WHETHER QUALCOMM WAS ADVISED OF OR WAS AWARE OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL THE TOTAL, CUMULATIVE LIABILITY OF QUALCOMM REGARDING ANY AND ALL CLAIMS AND CAUSES OF ACTION, UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EXCEED TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000). THE LIMITATIONS SET FORTH IN THIS PARAGRAPH SHALL BE DEEMED TO APPLY TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY

LIMITED REMEDIES SET FORTH IN THIS AGREEMENT. THE PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE FULLY CONSIDERED THE FOREGOING ALLOCATION OF RISK AND FIND IT REASONABLE, AND THAT THE FOREGOING LIMITATIONS IN THIS PARAGRAPH ARE AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES.

19.	Term and Termination. This Agreement will commence on the date Developer clicks the “I Accept” button below and will remain in effect until terminated as provided herein. Either party may terminate this Agreement, with or without cause, upon thirty (30) days prior written notice to the other party. Upon termination of this Agreement, QUALCOMM agrees to remove from the BREW Catalog all BREW Applications developed by Developer. Developer acknowledges that the termination of this Agreement does not terminate the rights or licenses of end users who obtained a BREW Application from a Carrier prior to the date of termination of this Agreement. Upon any termination or expiration of this Agreement, the provisions related to (i) payments due QUALCOMM, (ii) ownership of intellectual property, (iii) the covenant not to assert, (iv) representations and warranties, (v) indemnification, (vi) non-disparagement, (vii) liability limitations, and (viii) general provisions will survive any termination or expiration of this Agreement, and QUALCOMM shall, within a reasonable time, pay Developer any amounts that became due to Developer prior to termination or expiration.

20.	General.
19.1 Relationship of Parties. The relationship between Developer and QUALCOMM created under this Agreement is that of independent contractors and this Agreement shall not establish any relationship of partnership, joint venture, employment, franchise, or agency between the parties. Neither party shall have the power to bind the other or incur obligations on the other’s behalf without the other’s prior written consent.
19.2 Notices. All notices, consents, waivers, and other communications intended to have legal effect under this Agreement must be in writing and must be in English. Notices sent to Developer by QUALCOMM will be sent to the e-mail address provided by Developer when Developer was authenticated. Notices sent to QUALCOMM by Developer should be sent by registered or certified mail, return receipt requested, to General Counsel QUALCOMM Internet Services, 5775 Morehouse Drive, San Diego, California, 92121. Notice will be effective upon receipt. Each party may change its address for receipt of notices by giving notice of the new address to the other party.
19.3 Governing Law. This Agreement will be solely and exclusively governed, construed and enforced in accordance with the laws of the State of California, USA, without reference to conflict of laws principles. The United Nations Convention on Contracts for the Sale of International Goods does not apply to this Agreement. This Agreement is prepared and executed in the English language only and any translations of this Agreement into any other language shall have no effect. All proceedings related to this Agreement shall be conducted in the English language.
19.4 Dispute Resolution. If Developer is located in the United States, then Developer agrees that any suit, action or proceeding arising from or relating to this Agreement or the BREW SDK License Agreement must be brought, solely and exclusively, in a federal court in the Southern District of California, USA or in state court in San Diego County, California, USA, and each party irrevocably consents to the jurisdiction and venue of any such court in any such suit, action or proceeding. If Developer is not located in the United States Developer agrees that any claim, dispute or controversy arising out of or in connection with or relating to this Agreement or the breach or alleged breach thereof shall be submitted to binding arbitration by the American Arbitration Association (AAA) in the City of San Diego, State of California, United States of America under the International Rules then in effect for AAA, except as provided herein. All proceedings shall be held in English and a transcribed record prepared in English. The parties shall choose, by mutual agreement, one arbitrator within thirty (30) days of receipt of notice of the intent to arbitrate. If no arbitrator is appointed within the times herein provided or any extension of time which is mutually agreed upon, the AAA shall make such appointment within thirty (30) days of such failure. The award rendered by the arbitrator shall include costs of arbitration, reasonable attorneys’ fees and reasonable costs for expert and other witnesses, and judgment on such award may be entered in a court having jurisdiction. The arbitrator may not award damages which are not recoverable under the terms of this Agreement (including, without limitation, punitive damages). The parties shall be entitled to discovery as provided in the AAA Rules. Nothing in this Agreement shall be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute. The arbitration, the results of the arbitration and any written opinion or summary of the arbitrator shall be the confidential information of each party. This paragraph replaces any inconsistent terms in the BREW SDK License Agreement.
19.5 Compliance with Laws. Each party agrees to comply with all applicable laws, rules, and regulations in connection with its activities under this Agreement.
19.6 Waiver. The failure of either party to require performance by the other party of any provision of this Agreement will not affect the full right to require such performance at any time thereafter; nor will the waiver by either party of a breach of any provision of this Agreement be taken or held to be a waiver of the provision itself.
19.7 Severability. If any provision of this Agreement is unenforceable or invalid under any applicable law or is so held by applicable court decision, such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole, and such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.
19.8 Assignment. Developer may not assign this Agreement nor any rights or obligations under this Agreement in whole or in part without the prior written consent of QUALCOMM. QUALCOMM may freely assign this Agreement or delegate any or all of its rights or obligations hereunder to any third party. Any attempted assignment in violation of the preceding sentence will be void. This Agreement will bind and inure to the benefit of the respective successors and permitted assigns of the parties. Developer may subcontract the development of BREW Applications to its consultants and contractors, provided that, Developer shall ensure that each such consultant and contractor complies with all the terms and conditions in this Agreement and Developer will be responsible and liable for any breach of this Agreement by any such consultant or contractor.
19.9 Publicity. Developer may not publish or otherwise disseminate any news release or other marketing material that references QUALCOMM without QUALCOMM’s prior written consent, provided however, that Developer may, without such consent, use the press release templates included in the Program to announce that Developer is a BREW developer.
19.10 Force Majeure. Neither party will be liable for any failure to fulfill its obligations hereunder due to causes beyond its reasonable control, including, without limitation, acts or omissions of government or military authority, acts of God, shortages of materials, transportation delays, earthquakes, fires, floods, labor disturbances, riots, or wars.

19.11 Confidentiality. Developer agrees that the terms in this Agreement, the terms in the BREW Pricing Terms and any communications from QUALCOMM which are designated as confidential or proprietary are the confidential and proprietary information of QUALCOMM. Developer further agrees that it will not disclose, and will use reasonable efforts to prevent the disclosure of, any such confidential and proprietary information to any third party (other than Developer’s employees, consultants, accountant and legal advisors who are legally bound by an obligation of confidentiality). This obligation of confidentiality will continue for the longer of (a) five (5) years from the date the confidential information was disclosed or (b) two (2) years after this Agreement terminates.
19.12 Entire Agreement and Amendment. This Agreement, the BREW Developer Pricing Terms, as amended by QUALCOMM, and the BREW SDK License Agreement completely and exclusively states the agreement between Developer and QUALCOMM regarding their subject matter. The BREW Pricing Terms, as amended, are incorporated into this Agreement by this reference. This Agreement supersedes, and its terms govern, all prior or contemporaneous understandings, representations, letters of intent, memoranda of understanding, agreements (other than the BREW SDK License Agreement), or other communications between the parties, oral or written, regarding such subject matter.
CLICK HERE to review the BREW Developer Pricing Terms.

By clicking the “I Accept” button below you represent, warrant and certify that you are an authorized representative of Developer and that you have the authority to bind the Developer to the terms of this Agreement.
*Note: When you click I ACCEPT your account will be deactivated. Future access to the BREW Developer Extranet will be accomplished using a new username and password that will be sent to all individuals identified on the Company Signup form you just completed. These individuals should receive their username and password to access the BREW Developer Extranet within the next business day.

I ACCEPT	I DECLINE

BREW™ Pricing Terms
     The following sets forth the pricing and payment terms applicable to BREW Applications, unless otherwise agreed between QUALCOMM and Developer in a writing that expressly supercedes these terms. Capitalized terms used in these BREW Pricing Terms shall have the same meaning ascribed to them in the BREW Developer Agreement between QUALCOMM and Developer.
1. Developer Application Price or “DAP.” The pricing templates on the BREW Developer Extranet will enable Developer to set Developer’s application price for each BREW Application (the “ DAP ”). The DAP must be in U.S. Dollars or such other currency specified by QUALCOMM. Developer may change the DAP for each BREW Application as provided in the pricing templates. For a summary of the pricing templates set forth in the Developer Extranet, please see the Application Pricing Overview set forth at the end of these BREW Pricing Terms.
2. Percentage of DAP for each Carrier. The following table sets forth the percentage of the DAP payable to Developer by QUALCOMM on behalf of Carriers for BREW Applications that have a DAP and are submitted to QUALCOMM by Developer using Developer’s Extranet account credentials. The percentages in the following table will not change during the term of QUALCOMM’s BREW Carrier Agreement with the particular Carrier.

Carrier Name	Developer Percentage of DAP		(1)
Verizon Wireless(2)	*****	%
ALLTEL(2)	*****	%
Telstra(2)(3)	*****	%
Vivo (Brazil)(3)	*****	%
U.S. Cellular	*****	%
Midwest Wireless	*****	%
Western Wireless Corporation	*****	%
MetroPCS Wireless	*****	%
Telefonica Moviles (“Telefonica Peru”)	*****	%
CODETEL	*****	%
Puerto Rico Telephone Company, Inc d/b/a Verizon Wireless Puerto Rico	*****	%
Telemobil S.A.	*****	%
Pelephone Communications Limited(3)	*****	%
BellSouth Colombia	*****	%
BellSouth Panama	*****	%
BellSouth Guatemala	*****	%
OTECEL (“BellSouth Ecuador”)	*****	%
BellSouth Comunicaciones (“BellSouth Chile”)	*****	%
BellSouth Peru	*****	%
Telefonica Celular de Nicaragua (“BellSouth Nicaragua”)	*****	%
PT Mobile-8 Telecom, LLC (“Mobile 8”)	*****	%
Reliance Communications Infrastructure Limited (“Reliance”)(3)	*****	%
Hutchison CAT Wireless Multimedia Limited (3)	*****	%

BREW Pricing Terms
February 4, 2004	QUALCOMM Proprietary

*****  The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

(1)	These percentages are subject to the provisions in these Pricing Terms regarding taxes and other amounts withheld by Carriers, payments made in a currency other than U.S. Dollars, payments due to BREW Extension developers, and other terms regarding the adjustment of payments.

(2)	This Carrier has elected not to use the form of Carrier License Agreement and End User License Agreement contained in these BREW Pricing Terms. Therefore, if Developer elects to make BREW Applications available to this Carrier, Developer should consult the applicable Carrier Guidelines, and if necessary contact the Carrier directly to discuss the terms of a separate agreement between Developer and such Carrier.

(3)	This Carrier accepts DAPs only in the local currency of th e territory in which the Carrier provides services. Payments due Developer for BREW Applications made available to this Carrier will be converted into U.S. Dollars by QUALCOMM before payment is made to Developer.
3. Payments to Developer.
3.1 Percentage of the DAP. Unless otherwise mutually agreed between Developer and QUALCOMM in writing, QUALCOMM agrees to pay to Developer, on behalf of the applicable Carrier, the percentage of the DAP set forth in Section 2 (Percentage of DAP for each Carrier) for each BREW Application that is (i) downloaded by the applicable Carrier’s end user subscribers from the Carrier Catalog, or (ii) pre-loaded onto and acknowledged by a BREW Device and for which a “pre-install” pricing template has been completed.
3.2 Adjustments to Payment. If a Carrier is required under local law or otherwise to withhold taxes or other amounts from payments due QUALCOMM for BREW Applications, then the amount payable by QUALCOMM to Developer will be adjusted to reflect amounts that Carrier withheld. In addition, amounts owed to Developer will be adjusted to reflect (i) amounts that Carriers are unable to collect from end users and other adjustments or credits given back to Carriers or end users, including, without limitation any billing reconciliation and (ii) amounts that Developer owes to QUALCOMM for no-DAP and low-DAP Applications, lab access, purchase or use of BREW Devices or equipment provided by QUALCOMM, fees relating to training, conferences, or other developer programs or benefits, and for similar obligations. Developer acknowledges that if a foreign Carrier pays QUALCOMM in a currency other than U.S. dollars for BREW Applications, as required by applicable law or otherwise, then the amount payable by QUALCOMM or Developer to the other, as applicable, will be adjusted to reflect the conversion of such amounts from the foreign currency into U.S. dollars using the applicable prevailing exchange rate.
3.3 Timing of Payment. Unless otherwise provided in the BREW Developer Agreement or these BREW Pricing Terms, payment of amounts owed to Developer under this Section 3 (Payments to Developer) will be made within thirty (30) days after the end of each calendar month in which QUALCOMM receives payment from a Carrier for BREW Applications submitted by Developer. Notwithstanding the foregoing, if the amount owed to Developer for a calendar month is less than ten dollars ($10.00), then QUALCOMM may, in its discretion, wait to make such payment until such time as the total amount owed to Developer is greater than ten dollars ($10.00).
3.4 Fees for BREW Extensions. If a BREW Application submitted by Developer uses, accesses or makes calls to one or more BREW Extensions, Developer agrees to pay the fees for each such BREW Extension as described in the pricing terms for the BREW Extension posted on QUALCOMM’s Developer Extranet. Developer agrees that developers of BREW Extensions may update their pricing for BREW Extensions from time to time, and after the effective date of such updated pricing, the updated price shall apply to all applicable BREW Applications that are thereafter submitted for TRUE BREW Testing, or are thereafter re-priced by Developer. Payments to the BREW Extension developers will be made by QUALCOMM on behalf of Developer from amounts otherwise due Developer; provided that QUALCOMM may (i) reduce amounts otherwise owed to Developer to make such payments, and (ii) make such payments to the developer of the BREW Extension in accordance with the terms agreed to by QUALCOMM and such developer. If there are insufficient amounts due Developer under the BREW Developer Agreement, then QUALCOMM may charge such fees and amounts to Developer as provided herein and Developer agrees to pay such amount. QUALCOMM reserves the right to (i) refuse to include a BREW Application in the BREW Catalog, and/or (ii) immediately remove any BREW Application from the BREW Catalog and the Carrier Catalogs, if the percentage of the DAP owed to Developer is insufficient to cover the applicable fees for each BREW Extension that is to be used, accessed or called by such BREW Application.
3.5 Taxes. All taxes of any nature that are attributable to payments due with respect to payments for BREW Applications under these BREW Pricing Terms, except taxes imposed on QUALCOMM’s net income, shall be borne by Developer. Developer and QUALCOMM agree to cooperate to minimize withholding taxes, income and value added taxes and any other taxes that may be imposed on payments due under these BREW Pricing Terms. Such cooperation will include, when applicable, the provision of foreign tax credit receipts to Developer for foreign taxes withheld. Developer understands that a

BREW Pricing Terms
February 4, 2004	2	QUALCOMM Proprietary

foreign tax credit receipt may not always be available, and therefore cannot be provided to Developer in all situations. If Developer is in a position to claim a foreign tax credit and no receipts are available, QUALCO MM shall work with Developer to develop and provide secondary forms of evidence to support Developer’s claim. Payments made to QUALCOMM under this Agreement shall be made without deduction for any and all taxes. If Developer is required by applicable law to withhold on such payments, Developer shall promptly provide to QUALCOMM the related foreign tax credit receipt.
3.6 Sole Compensation. The foregoing amount will be the sole amount of compensation due to Developer from QUALCOMM in connection with BREW Applications submitted by Developer. No fees will be due Developer when a Carrier includes a BREW Application in the Carrier Catalog.
4. Carrier Price for BREW Applications. Each Carrier will be able to set the prices it charges to its end users for the use of the BREW Applications, regardless of the DAP set by Developer in the pricing template.
5. Amounts Due QUALCOMM for Certain BREW Applications. In addition to amounts retained by QUALCOMM under Section 3 of these BREW Pricing Terms, Developer agrees to pay QUALCOMM a fee as set forth in the following tables for Local Applications and Network Applications submitted by Developer that either (i) do not have a DAP or (ii) have a DAP of less than the applicable minimum amount (the “DAP Threshold”). Developer acknowledges that QUALCOMM may from time to time change the amount of this aforementioned fee and/or the thresholds set forth in the tables below. For the avoidance of doubt, Developer will owe no fees to QUALCOMM for software applications installed on a BREW Device that do not access the BREW client software embedded in the BREW Device. For purposes of determining the fees owed by Developer for such low-DAP or no-DAP BREW Applications, the following definitions will apply:
“Local Application” means a BREW Application or Other Application written by Developer that does not communicate or exchange information outside the BREW Device.
“Network Application” means a BREW Application or Other Application written by Developer that does communicate or exchange information outside the BREW Device.
“Other Application” means an executable software application stored on a BREW Device that (i) is not in the BREW Catalog and that requires the use of a BREW Extension, or (ii) uses or accesses, either directly or indirectly, the BREW client software embedded in a BREW Device.
TABLE 1(a): For BREW Applications Distributed by Carriers in Thailand and India

Type of BREW Application	Amount Due QUALCOMM
Local Applications without a DAP or a DAP less than the DAP Threshold.	***** ($*****), payable each time (i) an end user subscriber downloads the Local Application or (ii) such Application is pre-loaded onto a BREW Device.

“Demonstration” based Network Applications and Local Applications without a DAP or with a DAP of zero.	No low-DAP or zero-DAP fee due QUALCOMM.

“Subscription” based Network Applications without a DAP or with a DAP less than the DAP Threshold per month (e.g., a music player with a per month subscription fee).	***** ($*****) per month per end user subscriber with such Network Application. Payable monthly until QUALCOMM receives a message from the end user’s BREW Device that the subscription has ended.

“Number of Days” based Network Applications without a DAP or with a DAP less than the DAP Threshold per month (prorated) (e.g., a game application that can be played for 60 days).	***** ($*****) per month (prorated) per end user subscriber with such Network Application. Payable in full each time (i) an end user subscriber downloads the Network Application or (ii) such Application is pre-loaded onto a BREW Device.

BREW Pricing Terms
February 4, 2004	QUALCOMM Proprietary

*****  The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

Type of BREW Application	Amount Due QUALCOMM
“Elapsed Time” based Network Applications without a DAP or with a DAP less than one tenth (1/10) of the DAP Threshold per minute of use (prorated) (e.g., a game application that can be played for a maximum of 60 minutes).
***** ($*****) per minute of use (prorated) per end user subscriber with such Network Application. Payable in full each time (i) an end user subscriber downloads the Network Application or (ii) such Application is pre-loaded onto a BREW Device.

“Number of Uses” based Network Applications without a DAP or with a DAP less than one tenth (1/10) of the DAP Threshold per use (prorated) (e.g., a stock trading application that allows the user to make 3 stock trades).
***** ($*****) per use (prorated) per end user subscriber with such Network Application. Payable in full each time (i) an end user subscriber downloads the Network Application or (ii) such Application is pre-loaded onto a BREW Device.

“Expiration Date” based Network Applications without a DAP or with a DAP less than the DAP Threshold per month (prorated) (e.g., a game application that expires on a specified date).	***** ($*****) per month (prorated) per end user subscriber with such Network Application. Payable in full each time (i) an end user subscriber downloads the Network Application or (ii) such Application is pre-loaded onto a BREW Device.

All other Network Applications (other than “Subscription” based Applications) without a DAP or with a DAP less than four (4) times the DAP Threshold (e.g., a global positioning system (GPS) application that allows for unlimited use).
***** ($*****) per end user subscriber with such Network Application. Such fee will be payable each time (i) an end user subscriber downloads the Application or (ii) such Application is pre-loaded onto a BREW Device.
TABLE 1(b). DAP Thresholds for Low-DAP and No-DAP Applications in Thai and Indian Currencies

Currency	DAP Threshold
Thailand Baht (THB)	*****
Indian Rupee (INR)	*****
TABLE 2(a): For BREW Applications Distributed by Carriers in Rest of World

Type of BREW Application	Amount Due QUALCOMM
Local Applications without a DAP or a DAP less than the DAP Threshold.	***** ($*****), payable each time (i) an end user subscriber downloads the Local Application or (ii) such Application is pre-loaded onto a BREW Device.

“Demonstration” based Network Applications and Local Applications without a DAP or with a DAP of zero.	No low-DAP or zero-DAP fee due QUALCOMM.

“Subscription” based Network Applications without a DAP or with a DAP less than the DAP Threshold per month (e.g., a music player with a per month subscription fee).	***** ($*****) per month per end user subscriber with such Network Application. Payable monthly until QUALCOMM receives a message from the end user’s BREW Device that the subscription has ended.

“Number of Days” based Network Applications without a DAP or with a DAP less than the DAP Threshold per month (prorated) (e.g., a game application that can be played for 60 days).	***** ($*****) per month (prorated) per end user subscriber with such Network Application. Payable in full each time (i) an end user subscriber downloads the Network Application or (ii) such Application is pre-loaded onto a BREW Device.

“Elapsed Time” based Network Applications without a DAP or with a DAP less than one tenth (1/10) of the DAP Threshold per minute of use (prorated) (e.g., a game application that can be played for a maximum of 60 minutes).
***** ($*****) per minute of use (prorated) per end user subscriber with such Network Application. Payable in full each time (i) an end user subscriber downloads the Network Application or (ii) such Application is pre-loaded onto a BREW Device.

BREW Pricing Terms
February 4, 2004	QUALCOMM Proprietary

*****  The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

Type of BREW Application	Amount Due QUALCOMM
“Number of Uses” based Network Applications without a DAP or with a DAP less than one tenth (1/10) of the DAP Threshold per use (prorated) (e.g., a stock trading application that allows the user to make 3 stock trades).
***** ($*****) per use (prorated) per end user subscriber with such Network Application. Payable in full each time (i) an end user subscriber downloads the Network Application or (ii) such Application is pre-loaded onto a BREW Device.

“Expiration Date” based Network Applications without a DAP or with a DAP less than the DAP Threshold per month (prorated) (e.g., a game application that expires on a specified date).	***** ($*****) per month (prorated) per end user subscriber with such Network Application. Payable in full each time (i) an end user subscriber downloads the Network Application or (ii) such Application is pre-loaded onto a BREW Device.

All other Network Applications (other than “Subscription” based Applications) without a DAP or with a DAP less than four (4) times the DAP Threshold (e.g., a global positioning system (GPS) application that allows for unlimited use).
***** ($*****) per end user subscriber with such Network Application. Such fee will be payable each time an end user subscriber downloads the Application or (ii) such Application is pre-loaded onto a BREW Device.
TABLE 2(b). DAP Thresholds for Low-DAP and No-DAP Applications in Currencies for Rest of World

Currency	DAP Threshold
U.S. Dollars (USD)	$	*****
Brazilian Real (BRL)		*****
Australian Dollar (AUD)		*****
Israel Shekel (ILS)		*****
6. Payment Terms and Offsets.
6.1 Payment Terms. Developer agrees that QUALCOMM may, on a monthly basis, invoice Developer for the fees and amounts due QUALCOMM, and Developer agrees to pay each such invoice within thirty (30) days after receipt.
6.2 Offset for Amounts Owed to Developer. Developer agrees that QUALCOMM may, in lieu of invoicing Developer for amounts due QUALCOMM under these BREW Pricing Terms, reduce the amount QUALCOMM owes to Developer as provided in these BREW Pricing Terms.
7. Additional Revenue Sharing.
7.1 BREW Applications. QUALCOMM reserves the right to collect from Developer and Developer agrees to pay QUALCOMM ***** percent (*****%) of any revenue or other benefit or consideration Developer or its Affiliates receives from a Carrier, a wireless device manufacturer, an end user or any third party, for the download, pre-load or use of (i) BREW Applications submitted, developed or licensed by Developer and made available to a Carrier, wireless device manufacturer, or any third party, (ii) software applications submitted, developed or licensed by Developer that use, access or call, directly or indirectly, the BREW client software embedded in BREW Devices, including any content that is downloaded, accessed or called by either (i) or (ii) above, and (iii) software applications submitted, developed or licensed by Developer that use, access or call, directly or indirectly, QUALCOMM’s or its Affiliates’ proprietary Position Location Technology (as defined below). As used in these BREW Pricing Terms, “Position Location Technology ” means server software of QUALCOMM or its Affiliates that may be hosted or is otherwise used to provide position location determination data or assistance information to wireless terminal or device.
7.2 Non-circumvention. Developer agrees not to enter into agreements with Carriers, Extension Developers, wireless device manufacturers or any third party in order to circumvent the payment of amounts due QUALCOMM or Developer’s other obligations under the BREW Developer Agreement or these BREW Pricing Terms.
7.3 Reports and Audits. Developer will report to QUALCOMM the amount of any BREW and/or position location-related revenue, other benefits or consideration received from Carriers, wireless device manufacturers, end users, or any third parties. QUALCOMM may, upon at least fifteen (15) business days prior written request, have an independent certified public accountant reasonably acceptable to Developer audit Developer’s books and records which pertain to payments made

BREW Pricing Terms
February 4, 2004	QUALCOMM Proprietary

*****  The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

hereunder. Such audits shall be at QUALCOMM’s expense and may occur no more often than once per calendar year. Audits shall be conducted during normal business hours and shall be arranged so as not to interfere with the Developer’s business activities. For the avoidance of doubt, the foregoing audit provisions shall not be deemed to supercede the express audit provisions (if any) contained in the BREW Developer Agreement.
8. Payments by Carrier. Notwithstanding anything to the contrary in these BREW Pricing Terms or in the BREW Developer Agreement, upon QUALCOMM’s notice to Developer, Developer agrees that payments to Developer for BREW Applications may be made directly by the Carrier. Such payment to be made in accordance with the Carrier’s agreement with Developer, and not by QUALCOMM on behalf of the Carrier as provided above. QUALCOMM may charge Carriers amounts for services provided by QUALCOMM or as otherwise agreed to by QUALCOMM and each Carrier, and Developer acknowledges that Developer will not be entitled to any such additional amounts.
9. Confidentiality. Developer acknowledges and agrees that these BREW Pricing Terms (as amended from time to time by QUALCOMM) are the confidential and proprietary information of QUALCOMM and are subject to the confidentiality and non-disclosure terms in the BREW Developer Agreement.)
10. Carrier/Developer License Agreement. Developer agrees that, unless otherwise agreed between Developer and a Carrier, the terms in the Carrier/Developer License Agreement shall govern the relationship between each Carrier and Developer, and that each Carrier who has similarly agreed that the Carrier/Developer License Agreement governs such relationship shall be an intended third party beneficiary of this Section 10.
Please print these BREW Pricing Terms for your records.

BREW Pricing Terms
February 4, 2004	6	QUALCOMM Proprietary

NOTE: This is a sample form. You will be asked to complete this form electronically as part of the application submittal process. Do not fill this hardcopy form out.
EXPORT QUESTIONNAIRE

Product	Name:	QUALCOMM Class ID No.:

Contact Name:		Phone Number:

Company Name:		Email Address

Product Description:

Does your product contain encryption or perform cryptographic functions? (Circle)			Yes	No

Complete the remaining information only if your product contains encryption or performs cryptographic functions.
If you answered no to the above question, please sign and return this form to QUALCOMM as instructed below.
ENCRYPTION QUESTIONNAIRE

     Describe all symmetric and asymmetric algorithms and how the algorithms are used in the software:

     Is this software not user-accessible and is it limited to or specially designed for any the following functions (select Yes or No):

Yes	No
☐	☐	Execution of copy-protected software,
☐	☐	Copy-protected read-only media,
☐	☐	Information stored in encrypted form on media where the media is offered for sale in identical sets to the public,
☐	☐	One-time encryption of copyright protected audio or video data,
☐	☐	Authentication or digital signatures,
☐	☐	Fixed data compression or coding techniques, or
☐	☐	Banking or money transactions.

If the encryption is not limited to any of the above functions (if you answered no to all of the above questions), please complete the Export Classification information below or complete the two page Commodity Classification Encryption Questionnaire. If you have obtained the commodity classification from the U.S. government, please fill out the export classification information below.

Export Classification Information	ECCN:	License Exception:	CCATS #:	CCATS Date:
(if applicable or known)

Was this encryption product granted RETAIL status by the U.S. Department of Commerce? (circle one)				YES	NO	NA
* If applicable, send a fax copy of the CCATS classification to (858) 651-1767 along with this completed form.

I hereby certify that the above information is correct.

Print Name	Signature

Title	Date

Please return the completed form by fax to (858) 651-1767 or by email to qcel@qualcomm.com.

BREW Pricing Terms
February 4, 2004	7	QUALCOMM Proprietary

NOTE: This is a sample form. You will be asked to complete this form electronically as part of the application submittal process. Do not fill this hardcopy form out.

COMMODITY CLASSIFICATION – ENCRYPTION QUESTIONNAIRE

The U.S. Government’s Bureau of Industry and Security regulates exports of products and technology, including software offered for download outside the U.S. To determine the export requirements of your software application, the technical characteristics of the software must be reviewed against U.S. government guidelines. The below information is required to determine which export requirements may apply to your BREW application.

1.	List the symmetric and asymmetric encryption algorithms and key lengths and also describe how the algorithms are used ( e.g., 56-bit DES, 168-bit 3DES, 128-bit RC4, 448-bit Blowfish, etc). Specify which encryption modes are supported (e.g., cipher feedback mode or cipher block chaining mode.):

Symmetric Algorithms

Name of Algorithm	Maximum Key Length	Mode(s)	Use

Asymmetric Algorithms

Name of Algorithm	Maximum Modulus Size	Use

Hash Algorithms (list names)		Use

2.	State the key management algorithms and any key management protocols not listed above, including modulus sizes, which are supported (e.g., 512-bit RSA, 1024-bit Diffie-Hellman):

Explain how the application uses these algorithms and protocols.

3.	If using a proprietary algorithm not widely available, include a textual description of the algorithm. Attach the source code for review by the U.S. Government.

4.	Describe any pre-processing methods (e.g., data compression [LZS, Deflate, etc.] or data interleaving) that are applied to the plain text data prior to encryption.

BREW Pricing Terms
February 4, 2004	8	QUALCOMM Proprietary

5.	Describe any post-processing methods (e.g., packetization, encapsulation) that are applied to the cipher text data after encryption:

6.	List the communication protocols (e.g., X.25, Telnet or TCP) and encryption protocols (e.g., SSL, IPSEC, or PKCS standards) that are supported:

Describe these protocols and explain how the application uses them: Attach the source code for review by the U.S. Government if the protocols are not widely available.

7.	Does this software contain a general application programming interface (e.g., one that accepts either a cryptographic or non-cryptographic interface but does not itself maintain any cryptographic functionality)?

Yes ☐ No ☐ If Yes, describe and identify which are for internal (private) use and which are external (public) use:

8.	Identify the third party libraries or other sources for the encryption functionality below:

Library	Manufacturer	Static or Dynamic

9.	For commodities or software using Java byte code, describe the techniques that are used to protect against decompilation and misuse.

10.	Explain how the product precludes user modification of the encryption algorithms, key management and key space.

11.	Check all that apply to this product:

Can the cryptographic functionality be easily changed by the user?

Yes ☐ No ☐

Does the product require substantial support for installation or use (beyond phone support, e.g. requiring a service contract).

Yes ☐ No ☐

Has the cryptographic functionality been modified or customized to customer specification.

Yes ☐ No ☐

12.	You must certify that the application does not implement an open cryptographic interface (OCI). An OCI provides end users with the ability plug in encryption functionality of their choice. Applications implementing an OCI are not eligible for download via the BREW platform.

☐ I certify that this software application does not contain an open cryptographic interface.

     I hereby certify that the above information is correct.

BREW Pricing Terms
February 4, 2004	9	QUALCOMM Proprietary

BREW END USER LICENSE AGREEMENT
BY INSTALLING OR USING THIS BREW APPLICATION (“APPLICATION”) YOU ARE AGREEING TO BE BOUND BY ALL OF THE TERMS SET FORTH BELOW. IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, DO NOT INSTALL OR USE THE APPLICATION.
Limited License. The developer of the Application (“Developer”) hereby grants to you a non-exclusive limited license to install the object code version of the Application on one wireless communication device and to use the Application on such device. All rights not expressly granted are reserved by the Developer. The term Application includes any software that is provided to you at the same time the Application is provided to you, or that is used in connection with the Application.
Restrictions. You agree not to reproduce, modify or distribute the Application or other software included in your wireless device (“Other Software”). Subject to applicable law, you agree not to decompile or reverse engineer the Application or the Other Software. You agree not to (i) remove any copyright or other proprietary notice from the Application or the Other Software, or (ii) sublicense or transfer the Application or the Other Software to a third party.
Ownership. You agree that the Developer and its licensors retain all right, title and interest in and to the Application and all copies of the Application, including all copyrights therein. You agree to erase an Application from your wireless device upon receipt of notice.
Termination. This Agreement shall terminate immediately, without notice, if you fail to comply with any material term of this Agreement. Upon termination you agree to immediately erase the Application from your wireless device.
Disclaimer of Warranty. THE APPLICATION IS LICENSED TO YOU “AS IS.” DEVELOPER AND ITS LICENSORS DISCLAIM ANY AND ALL WARRANTIES REGARDING THE APPLICATION, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. DEVELOPER DOES NOT WARRANT THAT THE OPERATION OF THE APPLICATION WILL BE UNINTERRUPTED OR ERROR FREE. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY OR MAY BE LIMITED.
Limitation of Liability. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL THE DEVELOPER OR ITS LICENSORS BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL OR INDIRECT DAMAGES OF ANY KIND ARISING OUT OF THE USE OF THE APPLICATION (INCLUDING BUT NOT LIMITED TO LOST DATA OR LOST PROFITS), EVEN IF THE DEVELOPER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL THE DEVELOPER’S LIABILITY FOR ANY CLAIM, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER THEORY OF LIABILITY, EXCEED THE FEE PAID BY YOU. SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY OR MAY BE LIMITED.
Export. The Application is subject to the export control laws and regulations of the United States and other jurisdictions. You agree to comply with all such laws and regulations.
U.S. Government End Users. This section only applies to the U.S. Government or if you are or are acting on behalf of an agency or instrumentality of the U.S. Government. The Application is “commercial computer software” developed exclusively at private expense. Pursuant to FAR 12.212 or DFARS 227 7202 and their successors, as applicable, use, reproduction and disclosure of the Application is governed by the terms of this Agreement.
Miscellaneous. This Agreement is governed by the laws of the State of California, USA, without regard to California’s conflict of law principles. The United Nations Convention on Contracts for the Sale of International Goods does not apply to this Agreement. If any provision hereof is held illegal, invalid or unenforceable, in whole or in part, such provision shall be modified to the minimum extent necessary to make it legal, valid and enforceable, and the legality, validity and enforceability of all other provisions of this Agreement shall not be affected thereby. This Agreement constitutes the entire agreement between you and the Developer regarding its subject matter and supersedes any prior agreement, whether written or oral, relating to the subject matter of this Agreement. No modification or alteration of this Agreement will be valid except in writing signed by you and the Developer.

BREW Pricing Terms
February 4, 2004	10	QUALCOMM Proprietary

CARRIER/DEVELOPER LICENSE AGREEMENT
Capitalized terms used herein shall have the same meaning ascribed to them in the BREW Developer Agreement between QUALCOMM and the Developer. The terms of this Carrier/Developer License Agreement shall apply unless Developer and the applicable Carrier enter into a separate written agreement.
1. License Grant.
1.1 Grant of License to BREW Software. Subject to this CDLA, Developer hereby grants to Carrier a world wide, assignable, non-exclusive license to: (i) to reproduce and include each BREW Application and related documentation developed by Developer in the Carrier Catalog in object code format only; and (ii) to distribute through multiple tiers of distribution to Carrier’s end user subscribers (“End Users”) an unlimited number of copies of such BREW Applications in object code form only and such documentation. With respect to each BREW Application, the foregoing license shall commence on the date the BREW Applications is downloaded into the Carrier Catalog and will terminate on the earlier of (a) the date the BREW Application is removed from the Carrier Catalog, or (b) the date of termination of this CDLA. Any such termination shall not terminate an End User’s right to continue to use a BREW Application downloaded by the End User prior to such termination. All rights not granted in this CDLA are hereby reserved by Developer and its licensors.
1.2 License Restrictions. Except to the extent permitted by this CDLA or by applicable law, Carrier agrees (i) it will not otherwise distribute BREW Applications; (ii) it will not modify, reverse assemble, decompile or reverse engineer a BREW Application, and (iii) it will not remove, efface or obscure any copyright notices, logos or other proprietary notices or legends included in a BREW Application.
2. Removal of a BREW Application from the Carrier Catalog.
2.1 Developer’s Requested Removal of a BREW Application from the Carrier Catalog. Carrier will remove a BREW Application from the Carrier Catalog within thirty (30) days after receipt of Developer’s written request.
2.2 Carrier’s Removal of a BREW Application from the Carrier Catalog. Subject to the terms in the BREW Carrier Agreement, the Carrier may remove a BREW Application from the Carrier Catalog at any time and for any reason in the Carrier’s sole discretion. Developer acknowledges that Carrier’s removal of a BREW Application from the Carrier Catalog does not terminate the rights or licenses of End Users who obtained such BREW Application from Carrier prior to the date of removal.
3. BREW Extensions. For purposes of Section 1 (License Grant) and Section 2 (Removal of BREW Applications from the Carrier Catalog) the term “BREW Application” includes any BREW Extensions used, accessed or called by a BREW Application.
4. The DAP.
4.1 DAP Negotiation. Developer and Carrier may choose, from time to time, to discuss and negotiate a new price for a particular BREW Application that will apply only to Carrier. If Developer/QUALCOMM and Carrier negotiate an alternate price for a BREW Application, Developer/QUALCOMM will submit an alternate pricing template for the BREW Application.
4.2 No Fees. No payments shall be made by either Developer or Carrier to the other under this Carrier/Developer License Agreement, or for any use or development of BREW Applications.
5. Ownership. Subject to the licenses granted in this CDLA and the End User License Agreement, Developer and its licensors are and will remain the owner of all right, title and interest in and to each BREW Application and BREW Extension, including all Intellectual Property Rights therein.
6. Representations and Warranties.
6.1 No Viruses. Developer represents and warrants to Carrier that each BREW Application developed by Developer will be free from (i) viruses and code that might disrupt, disable, harm, erase the memory of, or otherwise impede the operation, features or functions of any software, firmware, hardware, wireless device, computer system or network, or (ii) code that would permit Developer or any third party to access the BREW Application to cause the disablement or impairment of the BREW Application or a BREW Device. In the event of a breach of the foregoing warranty, Developer will be liable and responsible for all losses, costs, expenses and damages, including, without limitation, the cost of recalling BREW Devices.
6.2 BREW Application Warranty. Each BREW Application will be deemed accepted by Carrier at the time it is downloaded by the Carrier from QUALCOMM. Developer warrants to Carrier, for a period of thirty (30) days after Carrier downloads a copy of a BREW Application from QUALCOMM, that the BREW Application will perform substantially in accordance with the applicable documentation. In the event of a breach of this warranty, Carrier must provide written notice to Developer within the warranty period and Developer will, after receipt of such notice (i) repair the BREW Application, (ii) replace the BREW Application with a BREW Application which conforms to the foregoing warranty, or (iii) terminate this CDLA with respect to the BREW Application. THE FOREGOING WILL BE CARRIER’S SOLE AND EXCLUSIVE REMEDY IN THE EVENT OF A BREACH OF THE FOREGOING

BREW Pricing Terms
February 4, 2004	11	QUALCOMM Proprietary

WARRANTY. Developer does not warrant that the operation of a BREW Application will be uninterrupted or error free.
7. DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS CDLA, NEITHER DEVELOPER, ITS LICENSORS NOR CARRIER MAKE ANY OTHER WARRANTIES, EXPRESS OR IMPLIED. EACH PARTY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES AND REPRESENTATIONS, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTIBILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON- INFRINGEMENT.
8. Indemnification.
8.1 Indemnification. Developer hereby agrees to defend, indemnify and hold harmless Carrier and its End Users (each, an “Indemnified Party”) against any and all claims, demands, causes of action, damages, costs, expenses, penalties, losses and liabilities (whether under a theory of negligence, strict liability, contract or otherwise) incurred or to be incurred by an Indemnified Party (including reasonable attorney fees) arising out of, resulting from or related to (i) a breach of any representation or warranty under this CDLA or (ii) any use, reproduction or distribution of a BREW Application or BREW Application documentation developed by Developer which causes an infringement of any patent, copyright, trademark, trade secret, or other property rights of any third parties arising in any jurisdiction throughout the world. Carrier agrees to provide Developer with written notice of any third party claim subject to indemnification, allowing Developer to have sole control of the defense of such claim and any resulting disposition or settlement of such claim; provided, however that the Carrier may participate in the defense of a claim at its own expense. Any disposition or settlement that imposes any liability on or affects the rights of Carrier will require the Carrier’s written consent.
8.2 Limited Remedies. If Developer determines that a BREW Application becomes, or is likely to become, the subject of an infringement claim or action, Developer may at its sole option: (i) procure, at no cost to Carrier, the right to continue distributing such BREW Application, or portion thereof, as applicable; (ii) replace or modify the BREW Application, or portion therefor, as applicable to render it non-infringing, provided there is no material loss of functionality; or (iii) if, in Developer’s reasonable opinion, neither (i) nor (ii) above are commercially feasible, (a) Carrier shall immediately remove the BREW Application from the Carrier Catalog upon Developer’s written request; and (b) Developer may terminate this CDLA for such BREW Application.
8.3 Exceptions. Developer will have no liability under this Section 8 (Indemnification) for any claim or action where: (i) such claim or action would have been avoided but for modifications of a BREW Application, or any portion thereof, made by Carrier or a third party; (ii) such claim or action would have been avoided but for the combination or use of the BREW Application, or any portion thereof, with other products, processes or materials not supplied by Developer; (iii) such claim or action would have been avoided but for Carrier’s failure to implement the infringement remedy of removal as requested, if at all, by Developer under Section 8.2 (Limited Remedies); or (iv) Carrier’s use of the BREW Application, or any portion thereof, is not in compliance with the terms of this CDLA and such claim would have been avoided but for such non-compliance.
8.4 Sole Remedy. The obligations and remedies set forth in this Section 8 (Indemnification) shall be the sole and exclusive remedies of Carrier for the infringement of third-party rights by a BREW Application.
9. Liability Limitations.
9.1 No Consequential Damages. EXCEPT FOR THE OBLIGATIONS AND LIABILITIES ARISING UNDER SECTION 8 (INDEMNIFICATION) OR A BREACH OF SECTION 1.2 (LICENSE RESTRICTIONS), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY IN ANY MANNER, UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY OR OTHER THEORY, FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, STATUTORY OR SPECIAL DAMAGES, INCLUDING LOST PROFITS AND LOSS OF DATA, REGARDLESS OF WHETHER SUCH PARTY WAS ADVISED OF OR WAS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.
9.2 Limit on Liability. EXCEPT FOR THE OBLIGATIONS AND LIABILITIES ARISING UNDER SECTION 8 (INDEMNIFICATION) OR A BREACH OF SECTION 1.2 (LICENSE RESTRICTIONS), IN NO EVENT SHALL THE TOTAL, CUMULATIVE LIABILITY OF EITHER PARTY TO THE OTHER PARTY REGARDING ANY AND ALL CLAIMS AND CAUSES OF ACTION, UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EXCEED THE AMOUNTS RECEIVED BY DEVELOPER FOR THE DEVELOPER’S BREW APPLICATIONS DISTRIBUTED BY CARRIER TO END USERS.
THE LIMITATIONS SET FORTH IN THIS SECTION 9 (LIABILITY LIMITATIONS) SHALL BE DEEMED TO APPLY TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDIES SET FORTH IN THIS CARRIER/DEVELOPER LICENSE AGREEMENT.

BREW Pricing Terms
February 4, 2004	12	QUALCOMM Proprietary

THE PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE FULLY CONSIDERED THE FOREGOING ALLOCATION OF RISK AND FIND IT REASONABLE, AND THAT THE FOREGOING LIMITATIONS IN THIS SECTION 9 (LIABILITY LIMITATIONS) ARE AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES.
10. Term and Termination.
10.1 Term. This CDLA will become in effect on the date Carrier downloads a BREW Application developed by Developer from the BREW Catalog and will remain in effect until terminated as provided in this CDLA.
10.2 Termination. Either party may terminate this CDLA, with or without cause, upon thirty (30) days prior written notice to the other party. Upon termination of this CDLA, Carrier agrees (i) to remove from the Carrier Catalog all BREW Applications developed by Developer; and (ii) to cease permitting End Users (or any other person) from downloading BREW Applications from the Carrier Catalog. Developer acknowledges that the termination of this CDLA does not terminate the rights or licenses of End Users who obtained a BREW Application from Carrier prior to the date of termination of this CDLA.
10.3 Survival. Upon any termination or expiration of this CDLA, the following provisions will survive any such termination or expiration: Sections titled (“Ownership”), (“Indemnification”), (“Liability Limitations”), (“Term and Termination”), and (“General”).
11. General.
11.1 Relationship of Parties. Developer and Carrier are independent contractors and this CDLA shall not establish any relationship of partnership, joint venture, employment, franchise, or agency between Developer and Carrier. Neither Developer nor Carrier shall have the power to bind the other or incur obligations on the other’s behalf without the other’s prior written consent.
11.2 Export Control Compliance. Carrier agrees that it will not export or re-export a BREW Application, or any portion of thereof, in any form in violation of the laws and regulations of the United States or any other jurisdiction or country without the appropriate United States and foreign government export or import licenses or other official authorization.
11.3 Assignment. Developer and Carrier may assign this CDLA in whole without the consent of the other. This CDLA will bind and inure to the benefit of the respective successors and permitted assigns of Developer or Carrier.
11.4 Entire Agreement and Amendment. This CDLA completely and exclusively states the agreement between Developer and Carrier regarding its subject matter. This CDLA supersedes and govern all prior or contemporaneous understandings, representations, agreements, or other communications between Developer and Carrier, oral or written, regarding such subject matter.

BREW Pricing Terms
February 4, 2004	QUALCOMM Proprietary

BREW EXTENSION LICENSE AGREEMENT
Capitalized terms used herein shall have the same meaning ascribed to them in the BREW Extension Developer Agreement between QUALCOMM and Extension Developer. The terms of this BREW Extension License Agreement shall apply unless Extension Developer and the applicable developer of BREW Applications (the “Application Developer”) enter into a separate written agreement.
1. License Grant and Restrictions.
1.1 Grant of License to BREW Extensions. Subject to this BREW Extension License Agreement, Extension Developer hereby grants to each developer of BREW Applications (“Application Developer”) a worldwide, assignable, non-exclusive license to: (i) to use and reproduce each BREW Extension and Windows Version of such BREW Extension, in object code form only, for the purpose of developing one or more BREW Applications; (ii) to reproduce and provide each BREW Extension to QUALCOMM for distribution by Application Developer to Carriers and wireless device manufacturers in connection with the distribution of the applicable BREW Applications to such Carriers or wireless device manufacturers, (iii) sublicense to each such Carrier the non-exclusive right to reproduce the BREW Extension in the Carrier’s Catalog and to distribute the BREW Extension to the Carrier’s end user subscribers (“End Users”) in connection with the distribution of BREW Applications to the End Users, and (iv) sublicense to each wireless device manufacturer the non-exclusive right to reproduce and pre-load the BREW Extension on BREW Devices for use with the applicable BREW Applications, and to distribute the BREW Extension in connection with the distribution of such BREW Devices. With respect to each BREW Extension, the foregoing license shall commence on the earliest date that the BREW Extension or Windows Version is downloaded by Application Developer, and will terminate on the date of termination of this BREW Extension License Agreement. Any such termination shall not terminate an End User’s right to continue to use any BREW Application that uses such BREW Extension that was pre-loaded by a wireless device manufacturer or downloaded by the End User prior to such termination. All rights not granted in this BREW Extension License Agreement are hereby reserved by Extension Developer and its licensors.
1.2 License Restrictions. Except to the extent permitted by this BREW Extension License Agreement or by applicable law, Application Developer agrees that it will not (i) otherwise distribute BREW Extensions; (ii) modify, reverse assemble, decompile or reverse engineer a BREW Extension, and/or (iii) remove, efface or obscure any copyright notices, logos or other proprietary notices or legends included in a BREW Extension.
2. Pricing. Application Developer acknowledges that Extension Developer has established one or more pricing plans (the “E-DAP”) applicable to each BREW Extension offered by Extension Developer. Extension Developer shall have the right to revise the E-DAP from time to time, and such revisions will be effective six (6) months after posting by QUALCOMM on the Extensions portion of QUALCOMM’s Developer Extranet. The parties agree that after the effective date of such revised pricing, such revised pricing shall apply to all applicable BREW Applications that are thereafter submitted for TRUE BREW Testing, or are thereafter re-priced by Application Developer. No payments shall be made by either Extension Developer or Application Developer to the other under this Extension License Agreement, or for any use or development of BREW Extensions.
3. Ownership. Subject to the licenses and sublicense rights granted in this BREW Extension License Agreement, Extension Developer and its licensors are and will remain the owners of all right, title and interest in and to each BREW Extension, including all intellectual property rights therein.
4. Representations and Warranties.
4.1 No Viruses. Extension Developer represents and warrants to Application Developer that each BREW Extension developed by Extension Developer will be free from (i) viruses and code that might disrupt, disable, harm, erase the memory of, or otherwise impede the operation, features or functions of any software, firmware, hardware, wireless device, computer system or network, or (ii) code that would permit Extension Developer or any third party to access the BREW Extension to cause the disablement or impairment of the BREW Extension or a BREW Device. In the event of a breach of the foregoing warranty, Extension Developer will be liable and responsible for all losses, costs, expenses and damages, including, without limitation, the cost of recalling BREW Devices.
4.2 BREW Extension Warranty. Each BREW Extension will be deemed accepted by Application Developer at the time it is downloaded by the Application Developer from QUALCOMM. Extension Developer warrants to Application Developer, for a period of thirty (30) days after Application Developer downloads a copy of a BREW Extension from QUALCOMM, that the BREW Extension will perform substantially in accordance with the applicable documentation. In the event of a breach of this warranty, Application Developer must provide written notice to Extension Developer within the warranty period and Extension Developer will, after receipt of such notice (i) repair the BREW Extension, (ii) replace the BREW Extension with a BREW Extension which conforms to the foregoing warranty, or (iii) terminate this BREW Extension License Agreement with respect to the BREW Extension. THE FOREGOING WILL BE APPLICATION DEVELOPER’S SOLE AND EXCLUSIVE REMEDY IN THE EVENT OF A BREACH OF THE FOREGOING WARRANTY. EXTENSION DEVELOPER DOES NOT

BREW Pricing Terms
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WARRANT THAT THE OPERATION OF A BREW EXTENSION WILL BE UNINTERRUPTED OR ERROR FREE.
5. DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS BREW EXTENSION LICENSE AGREEMENT, NEITHER EXTENSION DEVELOPER, ITS LICENSORS NOR APPLICATION DEVELOPER MAKE ANY OTHER WARRANTIES, EXPRESS OR IMPLIED. EACH PARTY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES AND REPRESENTATIONS, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTIBILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.
6. Indemnification.
6.1 Indemnification. Extension Developer hereby agrees to defend, indemnify and hold harmless Application Developer and its End Users (each, an “Indemnified Party”) against any and all claims, demands, causes of action, damages, costs, expenses, penalties, losses and liabilities (whether under a theory of negligence, strict liability, contract or otherwise) incurred or to be incurred by an Indemnified Party (including reasonable attorney fees) arising out of, resulting from or related to (i) a breach of any representation or warranty under this BREW Extension License Agreement or (ii) any use, reproduction or distribution of a BREW Extension or BREW Extension documentation developed by Extension Developer which causes an infringement of any patent, copyright, trademark, trade secret, or other property rights of any third parties arising in any jurisdiction throughout the world. Application Developer agrees to provide Extension Developer with written notice of any third party claim subject to indemnification, allowing Extension Developer to have sole control of the defense of such claim and any resulting disposition or settlement of such claim; provided, however that the Application Developer may participate in the defense of a claim at its own expense. Any disposition or settlement that imposes any liability on or affects the rights of Application Developer will require the Application Developer’s written consent.
6.2 Limited Remedies. If Extension Developer determines that a BREW Extension has become, or is likely to become, the subject of an infringement claim or action, Extension Developer may at its sole option: (i) procure, at no cost to Application Developer, the right to continue distributing such BREW Extension, or portion thereof, as applicable; (ii) replace or modify the BREW Extension, or portion thereof, as applicable to render it non-infringing, provided there is no material loss of functionality; or (iii) if, in Extension Developer’s reasonable opinion, neither (i) nor (ii) above are commercially feasible, (a) Application Developer shall immediately remove the BREW Extension from the Carrier Catalog upon Extension Developer’s written request; and (b) Extension Developer may terminate this BREW Extension License Agreement for such BREW Extension.
6.3 Exceptions. Extension Developer will have no liability under this Section 6 (Indemnification) for any claim or action where: (i) such claim or action would have been avoided but for modifications of a BREW Extension, or any portion thereof, made by Application Developer or a third party; (ii) such claim or action would have been avoided but for the combination or use of the BREW Extension, or any portion thereof, with other products, processes or materials not supplied by Extension Developer; (iii) such claim or action would have been avoided but for Application Developer’s failure to implement the infringement remedy of removal as requested, if at all, by Extension Developer under Section 6.2 (Limited Remedies); or (iv) Application Developer’s use of the BREW Extension, or any portion thereof, is not in compliance with the terms of this BREW Extension License Agreement and such claim would have been avoided but for such non-compliance.
6.4 Sole Remedy. The obligations and remedies set forth in this Section 6 (Indemnification) shall be the sole and exclusive remedies of Application Developer for the infringement of third-party rights by a BREW Extension.
7. Liability Limitations.
7.1 No Consequential Damages. EXCEPT FOR THE OBLIGATIONS AND LIABILITIES ARISING UNDER SECTION 6 (INDEMNIFICATION) OR A BREACH OF SECTION 1.2 (LICENSE RESTRICTIONS), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY IN ANY MANNER, UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY OR OTHER THEORY, FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, STATUTORY OR SPECIAL DAMAGES, INCLUDING LOST PROFITS AND LOSS OF DATA, REGARDLESS OF WHETHER SUCH PARTY WAS ADVISED OF OR WAS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.
7.2 Limit on Liability. EXCEPT FOR THE OBLIGATIONS AND LIABILITIES ARISING UNDER SECTION 6 (INDEMNIFICATION) OR A BREACH OF SECTION 1.2 (LICENSE RESTRICTIONS), IN NO EVENT SHALL THE TOTAL, CUMULATIVE LIABILITY OF EITHER PARTY TO THE OTHER PARTY REGARDING ANY AND ALL CLAIMS AND CAUSES OF ACTION, UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EXCEED THE AMOUNTS RECEIVED BY EXTENSION DEVELOPER FOR EXTENSION DEVELOPER’S BREW EXTENSIONS DISTRIBUTED BY APPLICATION DEVELOPER TO END USERS.

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THE LIMITATIONS SET FORTH IN THIS SECTION 7 (LIABILITY LIMITATIONS) SHALL BE DEEMED TO APPLY TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDIES SET FORTH IN THIS BREW EXTENSION LICENSE AGREEMENT.
THE PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE FULLY CONSIDERED THE FOREGOING ALLOCATION OF RISK AND FIND IT REASONABLE, AND THAT THE FOREGOING LIMITATIONS IN THIS SECTION 7 (LIABILITY LIMITATIONS) ARE AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES.
8. Term and Termination.
8.1 Term. This BREW Extension License Agreement will become effective on the date Application Developer downloads a BREW Extension developed by Extension Developer from the BREW Catalog and will remain in effect until terminated as provided in this BREW Extension License Agreement.
8.2 Termination. Application Developer may terminate this BREW Extension License Agreement, with or without cause and without notice to Extension Developer, by ceasing all use of each BREW Extension. Extension Developer has the right, based upon reasonable cause and upon not less than thirty (30) days prior written notice to Application Developer, to (i) terminate this Agreement and all licenses granted under this Extension License Agreement, and/or (ii) to request the termination of all use of a BREW Extension by Application Developer. For purposes of the foregoing, “reasonable cause” means Extension Developer’s determination that the BREW Extension (a) violates any right, including any intellectual property right, of any party as more particularly described in Section 6 (Indemnification); (b) violates any applicable law or governmental regulation, or (c) subjects Extension Developer, Application Developer or any third party to unreasonable risk of harm or other liability as a result of a breach of Extension Developer’s warranties made under this Agreement. Upon termination of this BREW Extension License Agreement, Application Developer agrees to remove from the BREW Catalog all BREW Applications developed by Application Developer that use, access or call to each BREW Extension licensed under this BREW Extension License Agreement. Extension Developer acknowledges that the termination of this BREW Extension License Agreement does not terminate the rights or licenses of End Users who obtained a BREW Application from Application Developer that uses, accesses or calls to a BREW Extension prior to the date of termination of this BREW Extension License Agreement, and does not otherwise affect each party’s equitable and legal remedies for any breach of this Agreement.
8.3 Survival. Sections 3 (Ownership), 4 (Representations and Warranties), 5 (Disclaimer), 6 (Indemnification), 7 (Liability Limitations), 8 (Term and Termination) and 9 (General) will survive any termination or expiration of this BREW Extension License Agreement.
9. General.
9.1 Relationship of Parties. Extension Developer and Application Developer are independent contractors and this BREW Extension License Agreement shall not establish any relationship of partnership, joint venture, employment, franchise, or agency between Extension Developer and Application Developer. Neither Extension Developer nor Application Developer shall have the power to bind the other or incur obligations on the other’s behalf without the other’s prior written consent.
9.2 Export Control Compliance. Application Developer agrees that it will not export or re-export a BREW Extension, or any portion of thereof, in any form in violation of the laws and regulations of the United States or any other jurisdiction or country without the appropriate United States and foreign government export or import licenses or other official authorization.
9.3 Assignment. Extension Developer and Application Developer may assign this BREW Extension License Agreement in whole without the consent of the other. This BREW Extension License Agreement will bind and inure to the benefit of the respective successors and permitted assigns of Extension Developer or Application Developer.
9.4 Entire Agreement and Amendment. This BREW Extension License Agreement completely and exclusively states the agreement between Extension Developer and Application Developer regarding its subject matter. This BREW Extension License Agreement supersedes and govern all prior or contemporaneous understandings, representations, agreements, or other communications between Extension Developer and Application Developer, oral or written, regarding such subject matter.

BREW Pricing Terms
February 4, 2004	QUALCOMM Proprietary

APPLICATION PRICING OVERVIEW
The Developer will submit BREW Application specific pricing information via the BREW Developer Extranet. Developers who submit their BREW Applications for TRUE BREW Testing will be notified to submit BREW Application pricing information after their BREW Application has successfully completed the TRUE BREW Testing.
The Developer enters pricing plans for their BREW Applications on the BREW Developer Extranet. Pricing plans are submitted for a particular Carrier or across all BREW Carriers. There are two main aspects of pricing plans; the Pricing Method and the Pricing Basis.
Pricing Methods
The Developer must select at least one of the BREW Application pricing methods offered by QUALCOMM, including:
1.	The Demonstration pricing method is the pricing method associated with no cost to the consumer.

2.	The Purchase pricing method is the method associated with usage-based cost.

3.	The Subscription pricing method is the method associated with a monthly cost.

4.	The Upgrade pricing method is the method associated with an optional cost for BREW Application enhancements. An upgrade is a one-time enhancement purchase. It does not change the consumer’s usage settings on the BREW Application being upgraded.

5.	The Pre-installed pricing method (a.k.a. “provisioned”) is the method associated with BREW Applications that are pre-loaded onto BREW Devices.
Pricing Basis
The Developer has a choice from four valid pricing bases:
1.	Number of Uses (as defined by the BREW Application)

2.	Expiration Date

3.	Number of Days

4.	Elapsed Time (in minutes)
The Pricing Method selected dictates which Pricing Basis are available for the BREW Application in the Pricing Template submitted by Developer.

BREW Pricing Terms
February 4, 2004	17	QUALCOMM Proprietary

AMENDMENT NO. 1 TO
BREW™ DEVELOPER AGREEMENT
This Amendment No. 1 to the BREW Developer Agreement (“Amendment”) by and between QUALCOMM Incorporated (“QUALCOMM”), and Sorrent, Inc. (“Developer”), modifies and amends that certain BREW Developer Agreement (the “Agreement”) in certain respects as follows. This Amendment shall be effective as of March 27, 2003 (the “Amendment Effective Date”). Unless otherwise defined herein, all terms with initial capitals shall have the meaning ascribed to them in the Agreement.
     WHEREAS, Developer and QUALCOMM have begun performance under the Agreement and its Exhibits thereto; and
     WHEREAS, Developer and QUALCOMM, pursuant to this Amendment, agree to cooperate in the development and marketing of additional BREW Applications to be submitted to QUALCOMM pursuant to the terms of Addendum 1.
NOW THEREFORE, in consideration of the mutual covenants and undertakings set forth below QUALCOMM and Developer hereby amend the Agreement as follows:
A. Under Section 1 (Scope of Agreement), Subsection 1.1 (BREW Pricing Terms), delete the last sentence in its entirety and substitute the following sentence in lieu thereof:
“If Developer does not want to be bound by such updates and amendments, Developer may terminate this Agreement by written notice to QUALCOMM, and in such event, all unpaid or outstanding amounts advanced to Developer by QUALCOMM under Addendum 1 shall immediately become due and payable to QUALCOMM.”
Additionally, add the following sentence at the end of the paragraph:
“For the purposes of this Agreement, a “BREW Application” shall: (i) be deemed to include, without limitation, any content downloaded, used and/or displayed by a BREW Application, and (ii) those software applications (and new versions and releases of such software applications) as more fully described in Addendum 1.”
B. Under Section 2 (Testing of BREW Applications), delete the second sentence in its entirety and substitute the following in lieu thereof:
“Developer agrees that it is responsible for paying the applicable fees due QUALCOMM or its service provider for such testing; provided however, that QUALCOMM agrees to waive or pay, as applicable, the testing fee for each initial BREW Application submitted in accordance with Addendum 1.”
C. Under Section 4 (Removal of BREW Applications), Subsection 4.1 (Removal of BREW Applications from the BREW Catalog by Developer), add the following after the first sentence and prior to the last sentence:

Amendment #1 to Developer Agreement (Sorrent)
March 26, 2003	1	QUALCOMM Proprietary

“Notwithstanding the foregoing, Developer shall not have the right to request such removal with respect to any BREW Application unless any of the following has occurred prior to such request: (i) any and all unpaid or outstanding amounts owed to QUALCOMM in accordance with Addendum 1 applicable to the development of such BREW Application have been recouped by QUALCOMM (whether through revenue share as provided herein, repayment by Developer of unpaid amounts other than by such revenue share payments, or any combination thereof, (ii) the parties otherwise mutually agree in writing, or (iii) Developer becomes aware of a credible claim of infringement based on the BREW Application and provides written notification of such claim to QUALCOMM.”
D. Under Section 11 (Representations and Warranties), Subsection 11.2 (BREW Application Warranty), add the following at the end of the paragraph:
“Developer further represents and warrants that: (i) for so long as a BREW Application submitted in accordance with Addendum 1 is included in the BREW Catalog and for a period of at least sixty (60) days after a BREW Application is removed from the BREW Catalog, Developer agrees to provide e-mail and telephone support to QUALCOMM, and (ii) each BREW Application submitted in accordance with Addendum 1 will, for so long as it is included in the BREW Catalog, comply with the Specifications (as defined in Addendum 1) for such BREW Application. In the event of a breach of the foregoing warranty, Developer will, after receipt of notice of such breach, (1) repair the BREW Application, or (2) replace the BREW Application with a BREW Application that conforms to the foregoing warranty. In the event that Developer is unable to correct the breach of warranty by means of (1) or (2) above and provided that Developer has previously repaid to QUALCOMM all amounts outstanding or unpaid under Addendum 1, then Developer shall have the right to request the removal of the BREW Application from the BREW Catalog.”
E. Addendum 1 is attached and hereby incorporated into the Agreement by reference.
F. Under Section 19 (General), delete Subsection 19.12 (Entire Agreement and Amendment) in its entirety and substitute with the following Subsection 19.12 in lieu thereof:
     “19.12 Entire Agreement and Amendment. This Agreement, its Exhibits and Addenda attached hereto, together with the BREW Pricing Terms as amended by QUALCOMM from time to time, and the BREW SDK License Agreement, completely and exclusively state the agreement between Developer and QUALCOMM regarding their subject matter. The BREW Pricing Terms, as amended, are incorporated into this Agreement by this reference. This Agreement supersedes, and its terms govern, all prior or contemporaneous understandings, representations, letters of intent, memoranda of understanding, agreements (other than the BREW SDK License Agreement), or other communications between the parties, oral or written, regarding such subject matter.”

Amendment #1 to Developer Agreement (Sorrent)
March 26, 2003	2	QUALCOMM Proprietary

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date and the parties agree that, except as provided in this Amendment, all other terms and conditions in the Agreement shall remain in full force and effect.

QUALCOMM Incorporated		Sorrent, Inc.

By:	/s/ Bob Briggs	By:	/s/ Paul Zuzelo
Bob Briggs
Name:	Vice President	Name:	Paul Zuzelo
QUALCOMM Internet Services
Title:	Global Business Relations	Title:	Exec. V.P. Operations & CFO
& Operations

Amendment #1 to Developer Agreement (Sorrent)
March 26, 2003	3	QUALCOMM Proprietary

ADDENDUM 1
DEVELOPMENT, FUNDING AND MARKETING TERMS
This Addendum 1 (“Addendum 1”) supplements the terms of that certain BREW Developer Agreement (the “Agreement”) by and between QUALCOMM Incorporated (“QUALCOMM”) and Sorrent, Inc. (“Developer”). This Addendum 1 describes the process by which the parties agree to cooperate in the development and marketing of certain BREW Applications, to be submitted to QUALCOMM pursuant to the terms of the Agreement and this Addendum 1. Unless otherwise defined in this Addendum 1, all defined terms (denoted by an initial capital) shall have the meaning ascribed to such terms in the Agreement.
1. Application Development. Developer agrees to develop and submit to QUALCOMM those BREW Applications in compliance with the functional and technical specifications set forth in Section 2 (Specifications for the BREW Applications) (collectively, the “Specifications”). Developer shall complete its development activities and deliver the deliverables specified for each development milestone listed under Section 4.1 (Advancement of Development Costs) with regard to those BREW Applications as more fully described in this Addendum 1, on or before the date specified for such milestone.
     1.1 Exclusivity. Developer shall grant OUALCOMM’s BREW platform exclusivity on all Yao Ming-branded applications, including but not limited to, the distribution of BREW Applications and any other mobile software applications that feature Yao Ming’s persona, sound effects, likeness and endorsement in China through January 31, 2004. None of the BREW Applications shall be redesigned or deployed by a carrier that has not entered into a BREW carrier agreement with QUALCOMM for the wireless downloading of software applications.
     1.2 Delays. Developer shall have overall responsibility for notifying QUALCOMM in writing immediately of any delay or anticipated delay in Developer’s development of the BREW Applications in accordance with this Addendum 1, the reason for and anticipated length of the delay, and an initial proposal for remedying the delay. Timely notification may be in the form of an email message sent to QUALCOMM’s then assigned BREW Developer Relations Manager, six (6) calendar days prior to the milestone date affected. Failure to timely notify QUALCOMM of a delay for a particular milestone would be considered a material breach of this Agreement and all monies advanced to Developer for the targeted BREW Device affected by the delay would immediately become due and payable to QUALCOMM.
2. Specifications for the BREW Applications. The BREW Applications to be developed by Developer shall be based on the Yao Ming professional basketball player (the “Yao Ming Basketball Applications”) for use on BREW 2.0 and taking advantage of appropriate features of BREW 2.0. The Yao Ming Basketball Applications shall feature images of Yao Ming and sound effects approved by Yao Ming. Features and functions shall be as follows: an end user plays the game and is able to send the score to a server hosted by a company to be determined by

Addendum 1 to Developer Agreement (Sorrent)
Development, Funding and Marketing Terms
March 26, 2003	1	QUALCOMM Proprietary

Developer in Developer’s sole discretion; the server stores the top scores (associated with the name of the end user); and the end user can view the top scores and find out their own rank. Developer shall develop the Yao Ming Basketball Applications localized for China on the Kyocera KZ-820 BREW Device and four (4) additional BREW Devices to be determined based on QUALCOMM’s expectation of BREW Devices to be deployed with China Unicom’s commercial launch. Developer may, in its sole discretion, update content within the Yao Ming Basketball Application on a regular basis.
3. Acceptance of Deliverables. QUALCOMM shall have the right to review each deliverable relating to the Yao Ming Basketball Applications as completed by Developer and may accept or reject each such deliverable based on QUALCOMM’s assessment of whether Developer has completed the requirements specified for such deliverable, including without limitation conformance to the Specifications and development milestones. QUALCOMM agrees to accept or reject all deliverables in writing within ten working days of receipt; in the event that QUALCOMM does not respond within ten working days, any such deliverable will be deemed to be accepted. In the event that QUALCOMM notifies Developer that one or more deliverables have been rejected, then QUALCOMM shall provide reasonable detail about the nature of the rejection, and Developer shall use its best efforts to correct the identified deficiencies and to resubmit the deliverable for QUALCOMM’s acceptance, on or before the applicable development milestone as listed below. If for any reason Developer does not successfully complete the project in accordance with this Section 3, corresponding amounts to be funded by QUALCOMM for the particular development milestone will not be made available to Developer and prior amounts funded by QUALCOMM to Developer for any Yao Ming Basketball Application on the particular BREW Device for which the deliverable at issue was developed will become immediately due and payable to QUALCOMM. QUALCOMM shall not require repayment of advance funding should QUALCOMM unilaterally cancel the project pursuant to this Addendum 1.
4. Funding and Payment.
     4.1 Advancement of Development Costs. Contingent upon: (i) Developer’s execution of an agreement with a BREW global publisher authorized by QUALCOMM for the distribution of BREW Applications to Carriers in China (a “BREW Global Publisher”) on or before May 1, 2003, and (ii) Developer’s completion of the applicable milestones set forth below on or before the applicable due date, QUALCOMM shall advance Developer a maximum of ***** United States Dollars (US $*****) (the “Funding”). Except as expressly provided in this Section 4.1 (Advancement of Development Costs), QUALCOMM shall have no obligation to fund, advance or pay any amounts for the development of any other BREW Applications developed by Developer. QUALCOMM shall have no obligation to pay, and Developer shall not be entitled to receive, any payment or portion thereof, unless the applicable deliverable is completed and accepted by QUALCOMM on or before the specified deadline for such milestone.

Addendum 1 to Developer Agreement (Sorrent)
Development, Funding and Marketing Terms
March 26, 2003	QUALCOMM Proprietary
***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

2

Development
Deliverable		Milestone – Not	Milestone
Number	Deliverables	Later Than:	Payment****
1.	Initial submittal of each Yao Ming Basketball Application for TRUE BREW Testing.	******	$	*****

2.	Each Yao Ming Basketball Application successfully completes all testing required under Section 2 of the Agreement (Testing of BREW Applications) on each BREW Device.	*******	$	*****

3.	Commercial launch of the Yao Ming Basketball Application by China Unicom.	********	$	*****

*	This development milestone represents the date upon which Developer shall submit the Yao Ming Basketball Application for TRUE BREW Testing on the Kyocera KZ-820 BREW Device. The Yao Ming Basketball Application for the remaining four (4) BREW Devices shall be submitted for TRUE BREW Testing within ***** of receiving each additional BREW Device from QUALCOMM. Should QUALCOMM fail to provide any of the additional 4 BREW Devices to Developer by *****, then QUALCOMM shall pay the balance of this milestone payment by *****.

**	This development milestone represents the date upon which Developer shall successfully complete TRUE BREW Testing for the Yao Ming Basketball Application on the Kyocera KZ-820 BREW Device. The Yao Ming Basketball Application for the remaining four (4) BREW Devices shall successfully complete TRUE BREW Testing within ***** of the date each additional Yao Ming Basketball Application was submitted to TRUE BREW Testing by Developer in accordance with deliverable number 1. Should QUALCOMM fail to provide any of the additional 4 BREW Devices to Developer by *****, then QUALCOMM shall pay the balance of this milestone payment by *****.

***	This development milestone represents the date upon which the Yao Ming Basketball Application on the Kyocera KZ-820 BREW Device shall be commercially deployed by China Unicom. The Yao Ming Basketball Application for the remaining four (4) BREW Devices shall be commercially deployed by China Unicom by June 2, 2003 or within fourteen (14) days of the date each additional Yao Ming Basketball Applications successfully completed TRUE BREW Testing in accordance with deliverable number 2, whichever is later. Should QUALCOMM fail to provide any of the additional 4 BREW Devices to Developer by *****, then QUALCOMM shall pay the balance of this milestone payment by *****. Should China Unicom fail to launch the BREW service by *****, this development milestone date shall extend day for day until *****. Should China Unicom fail to launch the BREW service by *****, then QUALCOMM shall pay Developer the total milestone payment for Deliverable Number 3 by *****.

****	Each milestone payment to be allocated as follows: ***** (*****%) of total development milestone advance funding is allocated to each Yao Ming Basketball Application developed ***** Devices described in Section 2 (Specifications for the BREW Applications).

Addendum 1 to Developer Agreement (Sorrent)
Development, Funding and Marketing Terms
March 26, 2003	QUALCOMM Proprietary

*****  The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

3

     4.2 Payment. QUALCOMM agrees to pay amounts owed to Developer under Section 4.1 (Advancement of Development Costs) within thirty (30) days after QUALCOMM’s acceptance of Developer’s successful completion of the applicable deliverable pursuant to Section 3 (Acceptance of Deliverables).
5. Amounts Due to QUALCOMM. Developer shall repay to QUALCOMM all amounts advanced by QUALCOMM to Developer under this Addendum 1 in accordance with the following provisions:
     5.1 Repayment of Advancement. Developer agrees that for so long as there is any Funding that QUALCOMM has advanced to Developer for development of the Yao Ming Basketball Applications under this Addendum 1 for which QUALCOMM has not been repaid in full as described herein, QUALCOMM shall have the right to withhold and retain an additional amount equal to one hundred percent (100%) of each payment due to Developer for any Yao Ming Basketball Applications (and any new and improved versions of the Yao Ming Basketball Applications) submitted under the Agreement, whether funded by QUALCOMM or not, until the earlier of: (a) such time as QUALCOMM has recovered, without interest, all amounts advanced to Developer for development of the Yao Ming Basketball Applications under this Addendum 1, or (b) thirty-six (36) months from the commercial launch of the first Yao Ming Application (the “Repayment Period”). Should any Funding advanced to Developer by QUALCOMM not be repaid to QUALCOMM during the Repayment Period, Developer shall not be required to further repay the Funding to QUALCOMM under this Addendum 1.
     5.2 Terms for Alternative Revenue Sources. QUALCOMM reserves the right to collect from Developer an amount equal to (a) one hundred percent (100%) of any revenue or other benefit or consideration (other than amounts set forth above with respect to the Repayment Period) that Developer receives directly from BREW Global Publishers, Carriers, wireless device manufacturers, end users or any third party for the Yao Ming Basketball Applications until QUALCOMM has recovered amounts advanced to Developer for the Yao Ming Basketball Applications development, for (i) Yao Ming Basketball Applications made available to a BREW Global Publisher, Carrier, wireless device manufacturer, or any third party, and (ii) software applications or extensions submitted or developed by Developer that use, directly or indirectly, the BREW client software incorporated into BREW Devices. Developer agrees to report to QUALCOMM the amount of any such revenue, other benefits or consideration received from BREW Global Publishers, Carriers, wireless device manufacturers, end users, or any third parties on a monthly basis commencing on the first month of the Effective Date, said reports and any payments associated therewith to be submitted to Maria Colon, mfcolon@qualcomm.com. Developer agrees not to enter into agreements with BREW Global Publishers Carriers, wireless device manufacturers or any third party that circumvents the payments of amounts due QUALCOMM or Developer’s other obligations under this Addendum 1.
     5.3 Repayment Due to Lack of Performance. In the event that: (i) any of the Yao Ming Basketball Applications have not successfully completed TRUE BREW Testing on or before the development milestone dates provided in Section 4.1 (Advancement of Development Costs) above, or (ii) Developer is unable to acquire and maintain, or loses the legal right and

Addendum 1 to Developer Agreement (Sorrent)
Development, Funding and Marketing Terms
March 26, 2003	4	QUALCOMM Proprietary

authority to grant the licenses set forth in the Agreement for the reproduction, use or distribution of the Yao Ming Basketball Applications, then after such date or event as the case may be, QUALCOMM shall have the right, upon written notice to Developer, to demand the immediate repayment of all unrecouped amounts advanced to Developer by QUALCOMM under this Addendum 1 for any Yao Ming Basketball Application submitted with the particular BREW Device attributable to the unsuccessful completion of TRUE BREW Testing. Notwithstanding anything to the contrary, this Section 5.4 shall not apply in the event: (i) the parties mutually agree, in writing, to an extension to the development milestone dates for successful completion of TRUE BREW Testing, or (ii) QUALCOMM fails to provide the applicable BREW Devices as set forth in this Addendum 1.
     5.4 Repayment Due to Effect of Changed Circumstances. Should China Unicom decide not to launch the Yao Ming Basketball Application on any BREW Devices, including any of those identified in Section 2 (Specifications for the BREW Applications), then (i) QUALCOMM shall not have any obligation to provide Developer the Funding as provided in Section 4.1 (Advancement of Development Costs) and (ii) any Funding provided to Developer by QUALCOMM as of the date China Unicom decides not to launch the Yao Ming Basketball Application on any BREW Device(s) shall become immediately due and payable to QUALCOMM and QUALCOMM shall no longer be entitled to the exclusivity granted by Developer pursuant to Section 1.1 (Exclusivity). Without limiting the foregoing, should China Unicom reject or otherwise not deploy any one or more of the BREW Devices specified in Section 2 (Specifications for the BREW Applications) and instead deploy BREW Devices other than those specified in Section 2, then Developer shall be entitled the applicable Funding for the development of the Yao Ming Basketball Application on such BREW Devices, provided that, (i) Developer notifies QUALCOMM pursuant to Section 1.2 (Delays) hereinabove, and (ii) Developer develops the Yao Ming Basketball Application in accordance with the applicable milestones in accordance under Section 4.1 (Advancement of Development Costs), i.e., three (3) weeks to submit for TRUE BREW Testing, three (3) weeks to successfully complete TRUE BREW Testing, and two (2) weeks for commercial launch by China Unicom.
6. Audit Rights. During the term of the Agreement and for eighteen (18) months thereafter, Developer shall maintain complete and accurate records of its activities under this Agreement, including those that give rise to repayment and reporting obligations. Upon reasonable notice to Developer by QUALCOMM, QUALCOMM may designate an independent certified public accountant, reasonably acceptable to Developer, to audit Developer’s books and records to determine Developer’s compliance with this Agreement, including the calculation and payment of the amounts due QUALCOMM under this Agreement. Unless otherwise agreed by the parties, any such audit shall be conducted during normal business hours and in a manner that does not unreasonably interfere with Developer’s business activities. Such audits may be conducted not more than twice per year during the term of this Agreement and during the eighteen (18) month period thereafter. QUALCOMM shall bear the expenses of its auditors, unless the results of such audit indicate an underpayment of amounts due hereunder of more than (a) five percent (5%) of the amount payable under this Agreement for the period audited or (b) one hundred thousand dollars ($100,000), in which case any underpayment shall be made (plus accrued interest) and Developer shall bear the expense of QUALCOMM’s auditors.

Addendum 1 to Developer Agreement (Sorrent)
Development, Funding and Marketing Terms
March 26, 2003	5	QUALCOMM Proprietary

7. Effect of Failure to Repay.
     7.1 Delivery of Source Code: Escrow. Upon Developer’s Yao Ming Basketball Applications successfully completing and passing TRUE BREW testing in accordance with Deliverable Number 2 in Section 4.1 (Advancement of Development Costs) of this Addendum 1, Developer shall, in accordance with the escrow agreement attached to this Agreement as Addendum 2 (“Escrow Agreement”), immediately deposit the current source code and related materials (the “Deposit Materials”) to include, without limitation: (i) the full source code (including all comments) in both machine-readable and printed format of the Yao Ming Basketball Applications, including the source code for any embedded third party software for which Developer has the right to do so and a description of any embedded third party software for which Developer does not have the right to do so, (ii) all applicable documentation, software tools, or other materials that are reasonably necessary for the installation, testing, deployment, provisioning, operation, support, maintenance, or other use of the Yao Ming Basketball Applications (the “Related Materials”); and (iii) all other existing materials (including tools, test suites, etc.) necessary to allow a reasonably skilled third party programmer to maintain, support, modify, or enhance the Yao Ming Basketball Applications.
     7.2 Escrow Fees and Deposit. Developer shall bear the cost and fees associated with the escrow, including, without limitation, the establishment and maintenance of the escrow. Developer agrees that it will comply with the terms in this Section 7 and the terms in the Escrow Agreement.
     7.3 Bankruptcy Code. QUALCOMM and Developer acknowledge that the Escrow Agreement is an “agreement supplementary to” this Agreement as provided in Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”). Developer acknowledges that if it, as a debtor in possession, or a trustee in bankruptcy in a case under the Bankruptcy Code rejects this Agreement or the Escrow Agreement, QUALCOMM may elect to retain its rights under this Agreement and the Escrow Agreement to the full extent provided in Section 365(n) of the Bankruptcy Code.
     7.4 Release of Deposit Materials to OUALCOMM. QUALCOMM shall have the right to gain access to the Deposit Materials under the Escrow Agreement in the event Developer fails to pay amounts due QUALCOMM in accordance with Section 5 of this Addendum 1 and/or upon any one or more of the Release Conditions as more fully described in Section 4.1 (Release Conditions) of the Escrow Agreement.
     7.5 Source Code License. In the event the Deposit Materials are released to QUALCOMM pursuant to Section 7.4 (Release of Deposit Materials to QUALCOMM) of this Addendum 1, QUALCOMM shall have, and Developer hereby grants to QUALCOMM, a non-exclusive, non-transferable, worldwide, royalty-free license (with rights to sublicense through multiple levels of sublicensees) to (i) use, reproduce, and create derivative works based on the Deposit Materials, and (ii) to compile the source code of the Deposit Materials (and any derivative works created by or for QUALCOMM thereof) into object code. Such object code of

Addendum 1 to Developer Agreement (Sorrent)
Development, Funding and Marketing Terms
March 26, 2003	6	QUALCOMM Proprietary

the Deposit Materials to be used, copied, distributed, modified and displayed by QUALCOMM as required to enable all of the functionality contained in the Yao Ming Basketball Applications and their distribution and commercial deployment to Carriers, wireless device manufacturers, end users or any third party.
8. Engineering and Marketing Support.
     8.1 BREW Devices. For so long as Developer is actively developing the Yao Ming Basketball Applications pursuant to this Addendum 1, QUALCOMM shall use its commercially reasonable efforts to provide to Developer up to five (5) pre-commercial BREW Devices (or their replacements) for the China market as further described in Section 2 (Specifications for the BREW Applications). QUALCOMM will make available such BREW Device(s) as and when such BREW Devices are made generally available to QUALCOMM. Network services for these BREW Devices, if necessary, shall be provided by Developer.
     8.2 Joint Marketing; Public Relations. The parties shall issue a joint press release announcing the parties’ intentions to develop and distribute the Yao Ming Basketball Applications on the BREW platform. In addition, the parties shall issue additional joint press releases, one in China and one in the United States (if applicable) upon commercial deployment of the Yao Ming Basketball Applications in China. Further, Developer shall provide to QUALCOMM eighty (80) Yao Ming autographed basketballs in calendar year 2003 to be used for promotional purposes in China, and shall promote the Yao Ming Basketball Applications and their availability on BREW technology on Developer’s and Yao Ming’s websites. In addition, Developer shall use best efforts to arrange for Yao Ming to appear at the China BREW Developer Conference in May 2003 (or other venue in China that QUALCOMM may specify), and the BREW2003 Developer Conference in San Diego, California in April 2003. QUALCOMM shall use commercially reasonable efforts in working with China Unicom to develop promotion of the Yao Ming Basketball Applications to subscribers in the China, and shall make commercially reasonable efforts to include the Yao Ming Basketball Applications at tradeshows where QUALCOMM is displaying BREW Applications.

Addendum 1 to Developer Agreement (Sorrent)
Development, Funding and Marketing Terms
March 26, 2003	7	QUALCOMM Proprietary